THE SELECT SECTOR SPDR® TRUST (THE “TRUST”)
STATEMENT OF ADDITIONAL INFORMATION
January 31, 2026
This Statement of Additional Information (“SAI”) is not a prospectus. With respect to each of the Trust's series listed below (each, a “Select Sector SPDR Fund” or “Fund” and collectively, the “Select Sector SPDR Funds” or “Funds”), this SAI should be read in conjunction with the prospectus dated January 31, 2026 (the “Prospectus”), as may be revised from time to time.
FUND	TICKER
STATE STREET® COMMUNICATION SERVICES SELECT SECTOR SPDR® ETF	XLC
STATE STREET® CONSUMER DISCRETIONARY SELECT SECTOR SPDR® ETF	XLY
STATE STREET® CONSUMER STAPLES SELECT SECTOR SPDR® ETF	XLP
STATE STREET® ENERGY SELECT SECTOR SPDR® ETF	XLE
STATE STREET® FINANCIAL SELECT SECTOR SPDR® ETF	XLF
STATE STREET® HEALTH CARE SELECT SECTOR SPDR® ETF	XLV
STATE STREET® INDUSTRIAL SELECT SECTOR SPDR® ETF	XLI
STATE STREET® MATERIALS SELECT SECTOR SPDR® ETF	XLB
STATE STREET® REAL ESTATE SELECT SECTOR SPDR® ETF	XLRE
STATE STREET® TECHNOLOGY SELECT SECTOR SPDR® ETF	XLK
STATE STREET® UTILITIES SELECT SECTOR SPDR® ETF	XLU
Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.
Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus, the Funds' Form N-CSR filing and Annual Report to Shareholders for the fiscal year ended September 30, 2025 may be obtained without charge by writing to the Trust's Distributor, State Street Global Advisors Funds Distributors, LLC, at One Congress Street, Boston, Massachusetts 02114, by visiting the Funds' website at www.statestreet.com/SectorETFs or by calling 1-866-732-8673. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements of the Funds included in the Funds' Form N-CSR filing for the fiscal year ended September 30, 2025 are incorporated by reference into this SAI.
“S&P® ”, “S&P 500®”, “Standard & Poor's Depositary Receipts®” and “SPDR®” are trademarks of Standard & Poor's Financial Services LLC, and “Select Sector®” is a trademark of S&P Dow Jones Indices LLC. Each of these trademarks have been licensed for use in connection with the listing and trading of Select Sector SPDRs on NYSE Arca, Inc. (the “Exchange”), a national securities exchange. The stocks included in each Select Sector Index (upon which the Select Sector SPDRs are based) are selected by S&P Dow Jones Indices LLC (“S&P DJI” and sometimes referred to as the “Index Compilation Agent”) from the universe of companies represented by the S&P 500 Index (“S&P 500”). The composition and weighting of the stocks included in each Select Sector Index can be expected to differ from the composition and weighting of stocks included in any similar S&P 500 sector index that is published and disseminated by S&P DJI (sometimes referred to as the “Index Provider”) because, unlike the Select Sector Indices, the S&P 500 sector indices do not limit the weight of any stocks in the indices.
SSSPDRSAI

The information contained herein regarding the Select Sector Indices, securities markets and The Depository Trust Company (“DTC”) was obtained from publicly available sources.

Disclaimers
Each Select Sector Index is based on equity securities of public companies that are components of the S&P 500, selected and included in the particular Select Sector Indices on the basis of its GICS (Global Industry Classification Standard) classification, with certain exceptions described below, by the Index Compilation Agent. S&P DJI also acts as “Index Calculation Agent” in connection with the calculation and dissemination of each Select Sector Index.
Select Sector SPDR Funds are not sponsored, endorsed, sold or marketed by S&P DJI or any of its affiliates. S&P DJI and its affiliates make no representation or warranty, express or implied, to the owners of the Select Sector SPDRs or any member of the public regarding the advisability of investing in securities generally or in the Select Sector SPDRs particularly or the ability of a Select Sector SPDR Fund to track the performance of the various sectors represented in the stock market. The stocks included in each Select Sector Index were selected by the Index Compilation Agent from a universe of companies represented by the S&P 500. Select Sector Indices use a “modified market capitalization” weighting which limits the weight of each Component Stock in the index. As such, the weightings of each Select Sector index can be expected to differ from the weightings of stocks included in the corresponding S&P 500 sector index that is published and disseminated by S&P DJI, as the S&P 500 sector indices use a float adjusted market capitalization which does not limit the weight of any stocks in the index.
With respect to the Select Sector Indices, S&P DJI's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P, the S&P 500 Index and Select Sector Indices which are determined, composed and calculated by S&P DJI. S&P® and S&P 500® are trademarks of Standard & Poor's Financial Services LLC, an affiliate of S&P DJI; Select Sector® is a trademark of S&P DJI; and Dow Jones® is a trademark of Dow Jones Trademark Holdings LLC. Each of these trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes by the Trust. S&P DJI and its affiliates have no obligation to take the needs of SSGA FM, the Trust or the owners of Fund Shares into consideration in determining, composing or calculating the S&P 500 or the Select Sector Indices. S&P DJI and its affiliates are not responsible for and have not participated in any determination or calculation made with respect to issuance or redemption of the Select Sector SPDRs. S&P DJI and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Select Sector SPDRs.
Although S&P DJI seeks to obtain and use information from sources which it considers reliable, S&P DJI and its affiliates do not guarantee the accuracy and/or completeness of the S&P 500, the Select Sector Indices or any data related thereto. S&P DJI and its affiliates make no warranty, express or implied, as to results to be obtained by the Trust, owners of the Select Sector SPDRs, or any other person or entity from the use of the S&P 500, the Select Sector Indices or any data related thereto in connection with the rights licensed under the license agreement or for any other use. S&P DJI and its affiliates make no express or implied warranties, and hereby expressly disclaim all warranties of merchantability or fitness for a particular purpose, with respect to the S&P 500, the Select Sector Indices or any data related thereto. Without limiting any of the foregoing, in no event shall S&P DJI and its affiliates have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
The shares are not sponsored or marketed by S&P DJI or its respective affiliates.

General Description of the Trust
The Trust is an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the offering of each Fund's shares (“Shares” or “Fund Shares”) is registered with the SEC under the Securities Act of 1933, as amended (the “Securities Act”). The Trust currently consists of 22 series, including the Funds.
The Trust was organized as a Massachusetts business trust on June 10, 1998. The Trust is governed by a Board of Trustees (the “Board”). The investment objective of each Select Sector SPDR Fund is to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in a particular sector or group of industries, as represented by a corresponding benchmark index referred to herein as a “Select Sector Index.” SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) manages each Select Sector SPDR Fund. State Street Investment Management, consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.
Each Select Sector SPDR Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Select Sector SPDR Fund offers and issues Creation Units generally in exchange for a basket of equity securities designated by the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Shares are listed on the Exchange and trade at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations (except upon termination of a Select Sector SPDR Fund), and generally in exchange for portfolio securities and a specified cash payment (“Cash Redemption Amount”).
The Trust reserves the right to offer a “cash” option for purchases and redemptions of Creation Units (subject to applicable legal requirements) although it has no current intention of doing so. Creation Units may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash in an amount at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.
THE SELECT SECTOR INDICES AND RELEVANT EQUITY MARKETS
Each Select Sector Index is the benchmark for its respective Select Sector SPDR Fund and is intended to give investors an efficient, modified market capitalization-based way to track the movement of baskets of equity securities of public companies that are components of the S&P 500 and are included in a particular sector or group of industries.
CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE SELECT SECTOR INDICES
Selection Criteria
Each Select Sector Index was developed and is maintained in accordance with the following criteria:
Each of the component stocks in a Select Sector Index (the “Component Stocks”) has been selected from the universe of companies defined by the S&P 500.
The Select Sector Indices include all of the companies represented in the S&P 500.
The Index Compilation Agent assigns each constituent stock of the S&P 500 Index to a Select Sector Index based on GICS. S&P DJI has sole control over the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P 500.
Each Select Sector Index is weighted, on a quarterly basis, based on the float-adjusted market capitalization of each of the Component Stocks, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Component Stock measured with prices as of the reference date and membership, shares outstanding and investable weight factors as of the rebalancing effective date may not exceed 24% of the total value of its respective Select Sector Index; and (ii) the sum of the constituent stocks with weight greater than 4.8% cannot exceed 50% of the total Index weight.

Rebalancing the Select Sector Indices to meet the asset diversification requirements will be the responsibility of S&P. If on the second Friday of any calendar quarter-end month (a “Quarterly Qualification Date”), a Component Stock (or two or more Component Stocks) approaches the maximum allowable value limits set forth above (the “Asset Diversification Limits”), the percentage that such Component Stock (or Component Stocks) represents in the Select Sector Index will be reduced and the market capitalization-based weighted value of such Component Stock (or Component Stocks) will be redistributed across the Component Stocks that do not closely approach the Asset Diversification Limits in accordance with the following methodology: First, each Component Stock that exceeds 24% of the total value of the Select Sector Index will be reduced to 23% of the total value of the Select Sector Index. Second, if the sum of Component Stocks that each exceed 4.8% of the total value of the Select Sector Index exceeds 50% of the total value of the Select Sector Index, the weight of such Component Stocks will be reduced proportionately so that the sum of such Component Stocks represent 45% of the total value of the Select Sector Index. Third, if any Component Stocks represent less than 4.5% of the total value of the Select Sector Index as a result of the application of the second step described above, the excess weight from the first and second steps described above will first be applied to such Component Stocks so that they each represent 4.5% of the total value of the Select Sector Index. Fourth, if a Component Stock represents between 4.5% and 4.8% of the total value of the Select Sector Index prior to the first three steps, the weight of such Component Stock shall be reduced to 4.5% of the total value of the Select Sector Index. . The remaining excess weight after the application of each step described above will be distributed proportionally across all remaining Component Stocks that individually represent less than 4.5% of the total value of the Select Sector Index, provided that the maximum weight of each such remaining Component Stock cannot exceed 4.5% of the total value of the Select Sector Index.
The rebalancing of the Select Sector Indices, based on the processes described above, occurs at the closing prices of the second Friday of March, June, September and December. Changes will become effective after the market close on the third Friday of March, June, September and December.
Additionally, if, on the second to last business day of March, June, September, or December a company has a weight greater than 24% or the sum of the companies with weights greater than 4.8% exceeds 50%, a secondary reweighting will be triggered with the reweighting effective date being after the close of the last business day of the month. This secondary reweighing will use the Select Sector Index constituent capped index weights as of the second to last business day of March, June, September, or December, utilizing the current additional weight factors and membership, shares outstanding, and investable weight factors as of the reweighting effective date.
Periodically, the Index Compilation Agent will supply S&P with sector designations for a number of stocks deemed likely candidates for replacement selection by the S&P Dow Jones Indices' 500 Index Committee. If a replacement not on the current list is selected by the S&P Dow Jones Indices' 500 Index Committee, S&P will ask the Index Compilation Agent to assign the stock to one or more of the 11 sectors promptly. S&P will disseminate information on this assignment and on consequent changes in the Select Sector Index(es).
The Index Compilation Agent at any time may determine that a Component Stock which has been assigned to a Select Sector Index has undergone such a transformation in the composition of its business that it should be removed from that Select Sector Index and assigned to a different Select Sector Index, or that it should remain in the Select Sector Index and be assigned to an additional Select Sector Index. In the event that the Index Compilation Agent notifies S&P that a Component Stock's Select Sector Index assignment should be changed, S&P will disseminate notice of the change following its standard procedure for announcing index changes and will implement the change in the affected Select Sector Indices on a date no less than one week after the initial dissemination of information on the sector change to the maximum extent practicable. It is not anticipated that Component Stocks will change sectors frequently.
Component Stocks removed from and added to the S&P 500 will be deleted from and added to the appropriate Select Sector Index(es) on the same schedule used by S&P DJI for additions and deletions from the S&P 500 insofar as practicable.
A Component Stock may move from one Select Sector Index to another when a GICS reclassification is made. A Component Stock is deleted from the relevant Select Sector Index and added to the other at the time this reclassification occurs for the S&P 500.
Select Sector Index Calculations
With the exception of the weighting constraints described above, each Select Sector Index is calculated using the same methodology utilized by S&P DJI in calculating the S&P 500. In particular:

Each Select Sector Index is calculated using a base-weighted aggregate methodology; that means the level of the Select Sector Index reflects the total market value of all of its Component Stocks relative to a particular base period. Statisticians refer to this type of index, one with a set of combined variables (such as price and number of shares), as a composite index.
The total market value of a company is determined by multiplying the price of the stock by the number of common shares outstanding. An indexed number is used to represent the results of the aggregate market value calculation in order to make the value easier to work with and track over time.
The daily calculation of each Select Sector Index is computed by dividing the total market value of the companies in the Select Sector Index by a number called the “Index Divisor.” By itself, the Index Divisor is an arbitrary number. However, in the context of the calculation of the Select Sector Index, it is the only link to the original base period value of the Select Sector Index. The Index Divisor keeps the Select Sector Index comparable over time and adjustments to the Index Divisor ensure that there are no changes in the Select Sector Index level as a result of non-market forces (corporate actions, replacements of stocks in a Select Sector Index, weighting changes, etc.).
Four times a year on a Friday close to the end of each calendar quarter, the share totals of the companies in the S&P 500 are updated by S&P DJI. This information is utilized to update the share totals of companies in each Select Sector Index. After the totals are updated, the Index Divisor is adjusted to compensate for the net change in the market value of the Select Sector Index.
Certain mandatory actions, such as merger and acquisition driven share/investable weight factor changes, stock splits, and mandatory distributions, are not subject to a minimum threshold for implementation. Material share/investable weight factor changes of at least 5% and $150 million resulting from certain non-mandatory actions follow the accelerated implementation rule with sufficient advance notification, and share/investable weight factor changes deemed non-material are implemented quarterly. Changes are reviewed by S&P DJI and, when appropriate, an immediate adjustment is made to the number of shares outstanding used to calculate the Select Sector Index. Any adjustment made by S&P DJI in shares outstanding will result in a corresponding adjustment to each affected Select Sector Index.
S&P DJI handles corporate actions which may arise from time to time and which may have an impact on the calculation of the S&P 500 and, consequently, on the calculation of the Select Sector Index. Corporate actions such as a merger or acquisition, stock splits, spin-offs, etc., require adjustments in the Select Sector Index calculation. Index Divisor adjustments, calculated when necessary, are handled by S&P DJI in its maintenance of the S&P 500. In the event a merger or acquisition changes the relative importance of a company's participation in two or more sectors in a major way, the Select Sector Index assignment of the stock may change. In any event, a new Index Divisor for affected Select Sector Indices will be disseminated promptly by S&P DJI.
Select Sector Index Dissemination
Similar to other published stock index values, the value of each Select Sector Index will be calculated continuously and disseminated at least every 5 seconds via the Consolidated Tape Association. The major electronic financial data vendors – Bloomberg and Reuters—are expected to publish information on each Select Sector Index for their subscribers.
Brief descriptions of the Select Sector Indices on which the Select Sector SPDR Funds are based and the equity markets in which the Select Sector SPDR Funds are invested are provided below. A list of the Component Stocks included in each Select Sector SPDR Fund as of September 30, 2025 is included in the Funds' Form N-CSR filing for the fiscal year ended September 30, 2025.
There is no assurance that any Select Sector SPDR Fund holds any particular security, is invested in any particular industry or is invested in a particular security/industry in any certain percentage. Holdings in the Select Sector SPDR Funds will change.
Select Sector Index Descriptions
THE COMMUNICATION SERVICES SELECT SECTOR INDEX
The Communication Services Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of communication services products.

THE CONSUMER DISCRETIONARY SELECT SECTOR INDEX
The Consumer Discretionary Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of consumer discretionary products.
THE CONSUMER STAPLES SELECT SECTOR INDEX
The Consumer Staples Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of consumer staples products.
THE ENERGY SELECT SECTOR INDEX
The Energy Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of energy products.
THE FINANCIAL SELECT SECTOR INDEX
The Financial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of financial products.
THE HEALTH CARE SELECT SECTOR INDEX
The Health Care Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are health care related firms.
THE INDUSTRIAL SELECT SECTOR INDEX
The Industrial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are industrials.
THE MATERIALS SELECT SECTOR INDEX
The Materials Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in basic materials industries.
THE REAL ESTATE SELECT SECTOR INDEX
The Real Estate Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the investment in and/or management and development of real estate.
THE TECHNOLOGY SELECT SECTOR INDEX
The Technology Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of technology products.
THE UTILITIES SELECT SECTOR INDEX
The Utilities Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in the utilities industry.

Investment Policies
DIVERSIFICATION STATUS
Each Select Sector SPDR Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Select Sector SPDR Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of an Index of each Select Sector SPDR Fund and, therefore, the securities may constitute a greater portion of a Select Sector SPDR Fund's portfolio. This may have an adverse effect on a Fund's performance or subject a Select Sector SPDR Fund's Shares to greater price volatility than more diversified investment companies.
Although each Select Sector SPDR Fund is non-diversified for purposes of the 1940 Act, each Select Sector SPDR Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Internal Revenue Code (the “Code”), and to relieve the Select Sector SPDR Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may severely limit the investment flexibility of a Select Sector SPDR Fund and may make it less likely that the Select Sector SPDR Fund will meet its investment objective.
LENDING PORTFOLIO SECURITIES
Each Select Sector SPDR Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed forty percent (40%) of the value of its net assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. A Select Sector SPDR Fund may terminate a loan at any time and obtain the securities loaned. A Select Sector SPDR Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Select Sector SPDR Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting a Select Sector SPDR Fund's economic interest in the investment is to be voted upon. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Select Sector SPDR Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Select Sector SPDR Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments and highly liquid instruments either directly on behalf of each lending Select Sector SPDR Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.
A Select Sector SPDR Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Select Sector SPDR Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Select Sector SPDR Fund to borrowers, arranges for the return of loaned securities to the Select Sector SPDR Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as a securities lending agent for each Select Sector SPDR Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Select Sector SPDR Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although State Street has agreed to provide a Select Sector SPDR Fund with indemnification in the event of a borrower default, a Select Sector SPDR Fund is still exposed to the risk of losses in the event a borrower does not return a Select Sector SPDR Fund's securities as agreed. For example, delays in recovery of lent securities may cause a Select Sector SPDR Fund to lose the opportunity to sell the securities at a desirable price.

COMMON STOCK
Risks inherent in investing in equity securities include the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund's portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stock is susceptible to general stock market fluctuation and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.
Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stock which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stock has neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
REAL ESTATE INVESTMENT TRUSTS (“REITs”)
The State Street Financial Select Sector SPDR ETF may invest a portion of its assets in mortgage REITS (“Mortgage REITs”). The State Street Real Estate Select Sector SPDR ETF may invest a portion of its assets in REITs, excluding Mortgage REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) to the extent they invest in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
REPURCHASE AGREEMENTS
Each Select Sector SPDR Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Select Sector SPDR Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day—as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Select Sector SPDR Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by a Select Sector SPDR Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Select Sector SPDR Fund's net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Select Sector SPDR Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Select Sector SPDR Fund not within the control of the Select Sector SPDR Fund and, therefore, the Select Sector SPDR Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
OTHER SHORT-TERM INSTRUMENTS
In addition to repurchase agreements, each Select Sector SPDR Fund may invest in short-term instruments, including money market instruments (including money market funds advised by the Adviser), repurchase agreements, cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody's or “A-1” by S&P Global (“S&P”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy any rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
INVESTMENT COMPANIES
Each Select Sector SPDR Fund may invest in the securities of other investment companies, including money market funds (including those advised by the Adviser or otherwise affiliated with the Adviser), subject to applicable limitations under Section 12(d)(1) of the 1940 Act, SEC rules, and the Fund's investment restrictions.
If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.
FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS
Each Select Sector SPDR Fund may invest up to 5% of its assets in derivatives, including exchange-traded futures on indices, exchange-traded futures on Treasuries or Eurodollars, U.S. exchange-traded or OTC put and call options contracts and exchange-traded or OTC swap transactions (including NDFs, interest rate swaps, total return swaps, excess return swaps, and credit default swaps).
Futures and Options on Futures: Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.
Each Select Sector SPDR Fund may purchase and write (sell) call and put options on futures. Options on futures give the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.
Each Select Sector SPDR Fund is required to make a good faith margin deposit in cash or U.S. government securities (or other eligible collateral) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.
After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy price changes, additional payments will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Select Sector SPDR Fund would expect to earn interest income on its margin deposits. Although some futures contracts call for making or taking delivery of the underlying commodity, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying commodity, security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Select Sector SPDR Fund realizes a capital gain, or if it is more, the Select Sector SPDR Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Select Sector SPDR Fund realizes a capital gain, or if it is less, the Select Sector SPDR Fund realizes a capital loss. The transaction costs also must be included in these calculations.
Options: Each Select Sector SPDR Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.
Swap Transactions: Each Select Sector SPDR Fund may enter into swap transactions, including interest rate swap, credit default swap, NDF, and total return swap transactions. Swap transactions are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap transactions will usually be done on a net basis, i.e., where the two parties make net payments with a Select Sector SPDR Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Select Sector SPDR Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Select Sector SPDR Fund. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The use of swap transactions by the Select Sector SPDR Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.
Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers and/or available index data, which information is carefully monitored by the Adviser and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under regulations adopted by the CFTC and federal banking regulators (“Margin Rules”), each Select Sector SPDR Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. The Margin Rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions. In the event a Select Sector SPDR Fund is required to post collateral in the form of initial margin or variation margin in respect of its uncleared swap transactions, all such collateral will be posted with a third party custodian pursuant to a triparty custody agreement between the Select Sector SPDR Fund, its dealer counterparty and an unaffiliated custodian.
The requirement to execute certain OTC derivatives contracts on exchanges or electronic trading platforms called swap execution facilities (“SEFs”) may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for a Select Sector SPDR Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Select Sector SPDR Funds that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, a Select Sector SPDR Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. A Select Sector SPDR Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Select Sector SPDR Fund's transactions on the SEF.
Total Return Swaps: Each Select Sector SPDR Fund may enter into total return swap transactions for investment purposes. Total return swaps are transactions in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Select Sector SPDR Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.
Credit Default Swaps: Each Select Sector SPDR Fund may enter into credit default swap transactions for investment purposes. A credit default swap transaction may have as reference obligations one or more securities that are not currently held by a Select Sector SPDR Fund. A Select Sector SPDR Fund may be either the protection buyer or protection seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a protection seller, a Select Sector SPDR Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the protection seller must pay the protection buyer the full face amount of the reference obligations that may have little or no value. If a Select Sector SPDR Fund were a protection buyer and no credit event occurred during the term of the swap, the Select Sector SPDR Fund would recover nothing if the swap were held through its termination date. However, if a credit event occurred, the protection buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of the reference obligation that may have little or no value. Where a Select Sector SPDR Fund is the protection buyer, credit default swaps involve the risk that the seller may fail to satisfy its payment obligations to the Select Sector SPDR Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Select Sector SPDR Fund's return.
Currency Swaps: Each Select Sector SPDR Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. Each Select Sector SPDR Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and end of the transaction, both sides will have to pay in full on a periodic basis based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.
Interest Rate Swaps: Each Select Sector SPDR Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Select Sector SPDR Fund. In such an instance, a Select Sector SPDR Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of a Select Sector SPDR Fund's portfolio, the Select Sector SPDR Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.
Options on Swaps: An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. Each Select Sector SPDR Fund may write (sell) and purchase put and call swaptions. Each Select Sector SPDR Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Select Sector SPDR Fund is hedging its assets or its liabilities. Each Select Sector SPDR Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Each Select Sector SPDR Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Select Sector SPDR Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Select Sector SPDR Fund's use of options.
Depending on the terms of the particular option agreement, a Select Sector SPDR Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Select Sector SPDR Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Select Sector SPDR Fund writes a swaption, upon exercise of the option the Select Sector SPDR Fund will become obligated according to the terms of the underlying agreement.
Government Regulation: The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that was signed into law on July 21, 2010 created a new statutory framework that comprehensively regulated the over-the-counter (“OTC”) derivatives markets for the first time. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on SEFs.
On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which replaced prior SEC and staff guidance with an updated, comprehensive framework for registered funds' use of derivatives. The Derivatives Rule permits a Select Sector SPDR Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. The Derivatives Rule requires the Select Sector SPDR Funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These requirements apply unless a Select Sector SPDR Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. To the extent a Select Sector SPDR Fund uses derivatives, complying with the Derivatives

Rule may increase the cost of a Select Sector SPDR Fund's investments and cost of doing business, which could adversely affect investors. Other new regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Select Sector SPDR Funds.
Regulation Under the Commodity Exchange Act: Each Select Sector SPDR Fund intends to use commodity interests, such as futures, swaps and options on futures in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). A Select Sector SPDR Fund may use exchange-traded futures and options on futures, together with positions in cash and money market instruments, to simulate full investment in the Index. Exchange-traded futures and options on futures contracts may not be currently available for the Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. An exclusion from the definition of the term “commodity pool operator” has been claimed with respect to each series of the Trust in accordance with Rule 4.5 such that registration or regulation as a commodity pool operator under the CEA is not necessary.
Restrictions on Trading in Commodity Interests: Each Select Sector SPDR Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by the CFTC regulations in effect from time to time and in accordance with the Select Sector SPDR Funds' policies. A Select Sector SPDR Fund would take steps to prevent its futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Select Sector SPDR Fund under the contract (less the value of any margin deposits in connection with the position. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Select Sector SPDR Fund under the contract (less the value of any margin deposits in connection with the position).
Certain additional risk factors related to derivatives are discussed below:
Derivatives Risk: Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices are required to be cleared. In addition, the CFTC may promulgate additional regulations that require clearing of other classes of swaps. In a cleared derivatives transaction (which includes futures, options on futures, and cleared swaps transactions), a Select Sector SPDR Fund's counterparty is a clearing house (such as CME, ICE Clear Credit or LCH.Clearnet), rather than a bank or broker. Since the Select Sector SPDR Funds are not members of a clearing house and only members of a clearing house can participate directly in the clearing house, each Select Sector SPDR Fund holds cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in cleared derivatives transactions. Each Select Sector SPDR Fund makes and receives payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. In contrast to bilateral OTC transactions, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions in accordance with their rules. Any such increase or termination could interfere with the ability of a Select Sector SPDR Fund to pursue its investment strategy. Also, each Select Sector SPDR Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on a Select Sector SPDR Fund's behalf. While the documentation in place between a Select Sector SPDR Fund and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Select Sector SPDR Fund could be subject to this execution risk if the Select Sector SPDR Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and a Select Sector SPDR Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict a Select Sector SPDR Fund's ability to engage in, or increase the cost to the Select Sector SPDR Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Select Sector SPDR Fund or increasing margin or capital requirements. If a Select Sector SPDR Fund is not able to enter into a particular derivatives transaction, the Select Sector SPDR Fund's investment performance and risk profile could be adversely affected as a result.
Counterparty Risk: Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, all futures and options on futures and some swap transactions are required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared derivatives position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member's proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing broker may also invest those funds in certain instruments permitted under the applicable regulations. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in the relevant omnibus account at the clearing house for all customers of the clearing member.
For commodities futures positions, the clearing house may use all of the collateral held in the clearing member's omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, a Select Sector SPDR Fund is subject to the risk that a clearing house will use the Select Sector SPDR Fund's assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount for each customer.
ILLIQUID INVESTMENTS
Each Fund may invest in illiquid investments. A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of a Fund's net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Funds' policies and procedures.
Special Considerations and Risks
A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.
GENERAL
Investment in a Select Sector SPDR Fund should be made with an understanding that the value of a Select Sector SPDR Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.
An investment in a Select Sector SPDR Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Securities of issuers traded on exchanges may be suspended on certain exchanges by the issuers themselves, by an exchange or by government authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as derivative instruments, may be halted.
While S&P DJI often chooses a replacement company for the S&P 500 with some characteristics in common with a company or companies removed from the index, it is not uncommon for a replacement company to have little in common with the company it replaces. Consequently, the removal of one company and its replacement by another may affect more than one Select Sector Index and more than one Select Sector SPDR Fund, one of which included a company now removed from the S&P 500 and another which may have a company added to it.
Although most of the securities in the Select Sector Indices are listed on a national securities exchange, the principal trading market for some of the securities in a Select Sector Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Select Sector SPDR Fund's Shares will be adversely affected if trading markets for a Select Sector SPDR Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.
FUTURES AND OPTIONS TRANSACTIONS
There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Select Sector SPDR Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Select Sector SPDR Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Select Sector SPDR Fund may be required to make delivery of the instruments underlying futures contracts it has sold.
Each Select Sector SPDR Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Select Sector SPDR Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Select Sector SPDR Fund, however, may utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in securities.
Utilization of futures transactions by a Select Sector SPDR Fund involves the risk of imperfect or even negative correlation to its Select Sector Index if the index underlying the futures contracts differs from the Select Sector Index or if the futures contracts do not track the Select Sector Index as expected. There is also the risk of loss by a Select Sector SPDR Fund of margin deposits in the event of bankruptcy of a broker with whom a Select Sector SPDR Fund has an open position in the futures contract or option.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The “daily price fluctuation limit” or “daily limit” establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, generally no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS
Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Select Sector SPDR Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Select Sector SPDR Fund's rights as a creditor.
The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
The absence of a regulated execution facility or contract market and lack of liquidity for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Under recently adopted rules and regulations, transactions in some types of swaps are required to be centrally cleared. In a cleared derivatives transaction, a Select Sector SPDR Fund's counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Because the Select Sector SPDR Funds are not members of a clearing house, and only members of a clearing house can participate directly in the clearing house, each Select Sector SPDR Fund holds cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Select Sector SPDR Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. Centrally cleared derivative arrangements may be less favorable to a Select Sector SPDR Fund than bilateral (non-cleared) arrangements. For example, a Select Sector SPDR Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, in some cases following a period of notice to a Select Sector SPDR Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time in accordance with their rules. A Select Sector SPDR Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or which SSGA FM expects to be cleared), and no clearing member is willing or able to clear the transaction on the Select Sector SPDR Fund's behalf. In that case, the transaction might have to be terminated, and the Select Sector SPDR Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and loss of hedging protection. In addition, the documentation governing the relationship between a Select Sector SPDR Fund and clearing members is drafted by the clearing members and generally is less favorable to the Select Sector SPDR Fund than typical bilateral derivatives documentation.
These clearing rules and other new rules and regulations could, among other things, restrict a Select Sector SPDR Fund's ability to engage in, or increase the cost to the Select Sector SPDR Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Select Sector SPDR Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations, as applicable to swaps, are relatively new and evolving, so their potential impact on a Select Sector SPDR Fund and the financial system are not yet known.
Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Select Sector SPDR Fund's limitation on investments in illiquid investments. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Select Sector SPDR Fund's interest.
If a Select Sector SPDR Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Select Sector SPDR Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Select Sector SPDR Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Select Sector SPDR Fund investments. Many swaps are complex and often valued subjectively.

CYBER SECURITY RISK
With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Funds may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
CONTINUOUS OFFERING
The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur.
Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Fund Shares, and sells such Fund Shares directly to customers, or if it chooses to couple the creation of a supply of new Fund Shares with an active selling effort involving solicitation of secondary market demand for Fund Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Fund Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus or summary prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Fund Shares are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund's Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
SSGA FM or its affiliates (the “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) Select Sector SPDR Funds as they are launched, or may purchase shares from broker-dealers or other investors that have previously provided “seed” for Select Sector SPDR Funds when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such Select Sector SPDR Funds, the Fund Shares are being registered to permit the resale of these shares from time to time after purchase. The Select Sector SPDR Funds will not receive any of the proceeds from the resale by the Selling Shareholders of these Fund Shares.

The Selling Shareholder intends to sell all or a portion of the Fund Shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The Fund Shares may be sold on any national securities exchange on which the Fund Shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve cross or block transactions.
The Selling Shareholder may also loan or pledge Fund Shares to broker-dealers that in turn may sell such Fund Shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Fund Shares, which Fund Shares such broker-dealer or other financial institution may resell.
The Selling Shareholder and any broker-dealer or agents participating in the distribution of Fund Shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the Fund Shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.
EUROPE – RECENT EVENTS
A number of countries in Europe, including Greece, Spain, Italy, and Portugal, have substantial government debt levels. The concern over these debt levels has led to volatility in the European financial markets, which has adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. For some countries, the ability to repay sovereign debt is in question, and default is possible, which could affect their ability to borrow in the future. Several countries have agreed to multi-year bailout loans from the European Central Bank, the IMF, and other institutions. A default or debt restructuring by any European country can adversely impact holders of that country's debt and can affect exposures to other European Union (“EU”) countries and their financial companies as well. These financial difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.
Uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. On January 31, 2020, the United Kingdom (“UK”) formally withdrew from the EU (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but that agreement does not include an agreement on financial services, and it is unlikely that such agreement will be concluded. Moreover, the UK government has started a program of financial services law reform with the ultimate aim of repealing many EU financial services laws that were assimilated into UK law from January 1, 2021, and replacing them with legislation or rules made by the UK government or financial services regulators. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU. Brexit has already had a significant impact on the UK, Europe, and global economies, and could continue to result in volatility and illiquidity, legal, political, economic and regulatory uncertainties and lower economic growth for these economies that could in turn have an adverse effect on the value of a Select Sector SPDR Fund's investments. Any further exits from the EU, or the possibility of such exits, or the abandonment of the euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
MARKET TURBULENCE RESULTING FROM INFECTIOUS ILLNESS
A widespread outbreak of an infectious illness, such as COVID-19, may lead to governments and businesses world-wide taking aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. As occurred in the wake of COVID-19, the spread of such an illness may result in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which may contribute to increased volatility in global markets. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies, sectors and industries, and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by infectious illness also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of such an illness and its effects cannot be determined at this time, but the effects could be present for an extended period of time.
RUSSIA SANCTIONS RISK
Sanctions threatened or imposed by a number of jurisdictions, including the United States, the European Union and the United Kingdom, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country's credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or a Fund. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on a Fund. Sanctions, or the threat of new or modified sanctions, could impair the ability of a Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund, even if a Fund does not have direct exposure to securities of Russian issuers. As a collective result of the imposition of sanctions, Russian government countermeasures and the impact that they have had on the trading markets for Russian securities, certain Funds have used, and may in the future use,  fair valuation procedures approved by the Funds' Board to value certain Russian securities, which could result in such securities being deemed to have a zero value.
A reduction in liquidity of certain Fund holdings as a result of sanctions and related actions may cause a Fund to experience increased premiums or discounts to its NAV and/or wider bid-ask spreads. Additionally, if it becomes impracticable or unlawful for a Fund to hold securities subject to, or otherwise affected by, sanctions, or if deemed appropriate by the Fund's investment adviser, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund's transaction costs.
Investment Restrictions
The Trust has adopted the following investment restrictions as fundamental policies with respect to each Select Sector SPDR Fund. These restrictions cannot be changed with respect to a Select Sector SPDR Fund without the approval of the holders of a majority of such Select Sector SPDR Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Select Sector SPDR Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Select Sector SPDR Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Select Sector SPDR Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Select Sector SPDR Fund. Except with the approval of a majority of the outstanding voting securities, a Select Sector SPDR Fund may not:
1.
Change its investment objective;
2.
Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Select Sector SPDR Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;
3.
Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Select Sector SPDR Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Select Sector SPDR Fund will not purchase securities while borrowings in excess of 5% of the Select Sector SPDR Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Select Sector SPDR Fund of a deposit principally of securities included in the relevant Select Sector Index for creation of Creation Units);

4.
Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Select Sector SPDR Fund's assets);
5.
Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Select Sector SPDR Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;
6.
Act as an underwriter of securities of other issuers, except to the extent the Select Sector SPDR Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;
7.
Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Select Sector SPDR Fund may make margin deposits in connection with transactions in options, futures and options on futures;
8.
Sell securities short;
9.
Invest in commodities or commodity contracts, except that a Select Sector SPDR Fund may transact in exchange traded futures contracts on securities, stock indexes and options on such futures contracts and make margin deposits in connection with such contracts.; or
10.
Concentrate its investments in securities of issuers in the same industry or group of industries, except that a Select Sector SPDR Fund will be concentrated in an industry or group of industries to the extent that such Fund's underlying index concentrates in a particular industry or group of industries.(1)
In addition to the investment restrictions adopted as fundamental policies as set forth above, each Select Sector SPDR Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Select Sector SPDR Fund:
1.
Will not invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by each Select Sector SPDR Fund in accordance with its views.
2.
Will, under normal circumstances, invest at least 95% of its total assets in common stocks that compose its relevant Select Sector Index. Prior to any change in a Fund's 95% investment policy, a Fund will provide shareholders with at least 60 days' written notice.
3.
Will not invest in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Select Sector SPDR Funds is contained in the Prospectus under “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, the Prospectus.
The Shares of each Select Sector SPDR Fund are approved for listing and trading on the Exchange. Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Select Sector SPDR Fund will continue to be met.
The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the Shares of a Select Sector SPDR Fund under any of the following circumstances: (i) if the Exchange becomes aware that the Select Sector SPDR Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) if the Select Sector SPDR

(1)
The SEC Staff considers concentration to involve the investment of more than 25% of a fund's assets in an industry or group of industries.

Fund no longer complies with the applicable listing requirements set forth in the Exchange's rules; (iii) if, following the initial twelve-month period after commencement of trading on the Exchange of the Select Sector SPDR Fund, there are fewer than 50 beneficial holders of the Select Sector SPDR Fund; or (iv) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of a Select Sector SPDR Fund.
The Trust reserves the right to adjust the Share price of a Select Sector SPDR Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Select Sector SPDR Fund or an investor's equity interest in the Select Sector SPDR Fund.
As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.
Management of the Trust
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”
The Board has responsibility for the oversight of the management, operations and business affairs of the Trust, including general oversight of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Select Sector SPDR Funds.
The Trustees and executive officers of the Trust, along with their year of birth, principal occupations over the past five years, length of time served, total number of portfolios overseen in the fund complex, public and fund directorships held over the past five years and other positions and their affiliations, if any, with the Adviser, are listed below:
TRUSTEES
Name, Address and Year of Birth	Position(s) With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
ASHLEY T. RABUN c/o The Select Sector SPDR Trust One Congress Street Boston, MA 02114 1952	Trustee, Chair of the Board; Member of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Appointed: October 2015 Elected: October 2021	Retired; President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	22	Chairperson of the Board and Member of the Audit, Nominating and Valuation Committees, Investment Managers Series Trust (2007 - present).
ALLISON GRANT WILLIAMS c/o The Select Sector SPDR Trust One Congress Street Boston, MA 02114 1956	Trustee; Member of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Elected: October 2021	Retired; Practice Executive, Global Strategic Relationship Management/Asset Management - Corporate & Institutional Services (C&IS) Division, Northern Trust Corporation (2017 - 2021); and Chief Operating Officer & Chief Administrative Officer, Institutional Investor Group, N.A., C&IS Division, Northern Trust Corporation (2016 - 2017).	22
Leadership Advisory
Board Member (2021 -
present), Leadership
Advisory Committee
(2019 - present) and
Membership Committee
Chair (2021 - 2025), Art
Institute of Chicago;
Academic Affairs Chair
and Executive
Committee Member
(2018 - present) and
Board of Trustees and
Investment Committee
Member (2012 -
present), Columbia
College Chicago.

SHEILA HARTNETT-DEVLIN c/o The Select Sector	Trustee; Member of the	Term: Indefinite	Retired; Senior Vice President and Head of	22	Director, Mannington Mills (flooring products)

Name, Address and Year of Birth	Position(s) With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
SPDR Trust One Congress Street Boston, MA 02114 1958	Audit Committee, Member of the Nominating and Governance Committee	Elected: October 2021	the U.S. Institutional Business, American Century Investments, Inc. (2008 - 2017).		(2005 - present).
JAMES JESSEE c/o The Select Sector SPDR Trust One Congress Street Boston, MA 02114 1958	Trustee; Member of the Audit Committee, Chair of the Nominating and Governance Committee	Term: Indefinite Elected: October 2021	Retired; Strategic Advisor, MFS Investment Management (2018); and Co-Head, Global Distribution and President MFS Fund Distributors, Inc. (2011 - 2017).	22	Corporate Director, Octavus Group, LLC (2023 - present); Director, Waddell & Reed Financial, Inc. (investment management) (2019 - 2021); Independent Trustee, Yieldstreet Prism Fund (2019 - 2022).
TERESA POLLEY c/o The Select Sector SPDR Trust One Congress Street Boston, MA 02114 1960	Trustee; Chair of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Elected: October 2021	Retired. Terri Polley Consulting (2019 - 2021); President and Chief Executive Officer of the Financial Accounting Foundation (FAF) (2008 - 2019).	22
Member, Board of
Directors (2023 -
present) and Chair, Audit
and Risk Committee
(2024 - present),
Fairfield County Bank
Corporation; Trustee
(2018 - present),  and
Chair, Audit Committee
(2021 - present), St.
Francis University;
Member, Board of
Directors (2020 - 2025),
Girl Scouts of
Connecticut.

JAMES E. ROSS* c/o The Select Sector SPDR Trust One Congress Street Boston, MA 02114 1965	Trustee	Term: Indefinite Appointed: November 2005 Elected: October 2021	President, Winnisquam Capital LLC (December 2022 – present); Non-Executive Chairman, Fusion Acquisition Corp. (June 2020 - September 2021); Non-Executive Chairman, Fusion Acquisition Corp II (February 2020 - present): Retired Chairman and Director, SSGA Funds Management, Inc. (2005 - March 2020); Retired Executive Vice President, State Street Investment Management (2012 - March 2020); Retired Chief Executive Officer and Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - March 2020).	171
Investment Managers
Series Trust (December
2022 – present); SSGA
SPDR ETFs Europe I
plc (Director) (November
2016 – March 2020);
SSGA SPDR ETFs
Europe II plc (Director)
(November 2016 –
March 2020); State
Street Navigator
Securities Lending Trust
(July 2016 – March
2020); SSGA Funds
(January 2014 – March
2020); SSGA Active
Trust (2011 - March
2020); State Street
Institutional Investment
Trust (February 2007 –
March 2020); State
Street Master Funds
(February 2007 – March
2020); SPDR Series
Trust (November 2005 -
December 2009; April
2010 - March 2020);
SPDR Index Shares
Funds (November 2005
- December 2009; April
2010 - March 2020);
Elfun Funds (July 2016 –
December 2018).

Name, Address and Year of Birth	Position(s) With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEE
JEANNE LAPORTA** c/o The Select Sector SPDR Trust One Congress Street Boston, MA 02114 1965	Trustee	Term Unlimited Served: since November 2024
Chair and Director,
SSGA Funds
Management, Inc.
(October 2024 –
Present); Senior
Managing Director State
Street Investment
Management (August
2024 – Present); Chief
Administrative Officer at
ClearAlpha
Technologies LP
(FinTech startup)
(January 2021 – August
2024); Senior Managing
Director at State Street
Investment Management
(July 2016 – 2021);
Manager of State Street
Global Advisors Funds
Distributors, LLC (May
2017 – 2021); Director
of SSGA Funds
Management, Inc.
(March 2020 - 2021);
President of State Street
Institutional Funds and
State Street Variable
Insurance Series Funds,
Inc. (April 2014 – March
2020).
227
Interested Trustee,
SPDR Series Trust,
SDPR Index Shares
Funds and SSGA Active
Trust (November 2024 –
present).

Interested Trustee/
Director of Elfun
Diversified Fund, Elfun
Government Money
Market Fund, Elfun
Income Fund, Elfun
International Equity
Fund, Elfun Tax-Exempt
Income Fund, Elfun
Trusts, State Street
Navigator Securities
Lending Trust, SSGA
Funds, State Street
Variable Insurance
Series Funds, Inc., State
Street Master Funds,
and State Street
Institutional Investment
Trust (January 2025 –
present).

Interested Trustee, Elfun
Government Money
Market Fund, Elfun
Tax-Exempt Income
Fund, Elfun Income
Fund, Elfun Diversified
Fund, Elfun International
Equity Fund, and Elfun
Trusts (2016 – 2021).

†
For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
*
Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009 and from April 2010 to May 2024. He became an Independent Trustee on May 16, 2024.
**
Ms. LaPorta is an Interested Trustee because of her position with the Adviser.

OFFICERS
Name, Address and Year of Birth	Position(s) With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
ANN M. CARPENTER SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Unlimited Served: since May 2023 (with respect to President and Principal Executive Officer); Term: Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 – present*); Managing Director, State Street Investment Management (April 2005 – present*).
CHAD C. HALLETT SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1969	Treasurer and Principal Financial Officer	Term: Unlimited Served: since February 2016	Vice President, State Street Investment Management (November 2014 - present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1961	Deputy Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Investment Management (July 2015 - present).
ANDREW J. DELORME SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1975	Chief Legal Officer	Term: Unlimited Served: since February 2024
Managing Director and Managing Counsel, State Street
Investment Management (March 2023 - present);
Counsel, K&L Gates (February 2021 - March 2023);
Vice President and Senior Counsel, State Street
Investment Management (August 2014 - February
2021).

DAVID URMAN SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1985	Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Investment Management (April 2019 - present).
DAVID BARR SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Investment Management (October 2019 – present).
E. GERARD MAIORANA, JR. SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1971	Assistant Secretary	Term: Unlimited Served: since May 2023	Assistant Vice President, State Street Investment Management (July 2014 - present).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Investment Management (May 2016 - present).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: since August 2017	Vice President, State Street Investment Management (July 2016 - present).
DAVID LANCASTER SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Investment Management (July 2017 – present*).

Name, Address and Year of Birth	Position(s) With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
JOHN BETTENCOURT SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1976	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Investment Management (March 2020 – present).
VEDRAN VUKOVIC SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1985	Assistant Treasurer	Term: Unlimited Served: since February 2024	Vice President, State Street Investment Management (2023 – present); Assistant Vice President, Brown Brothers Harriman & Co. (2011 – 2023).
BRIAN HARRIS SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Investment Management (June 2013 - present); Chief Compliance Officer, SSGA Funds Management, Inc. (June 2023 – Present*).
*
Served in various capacities and/or with various affiliated entities during the noted time period.
LEADERSHIP STRUCTURE AND BOARD OF TRUSTEES
The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board is responsible for overseeing the operations of the Funds in accordance with the provisions of the 1940 Act, other applicable laws and the Trust's Declaration of Trust. The Board is composed of six Independent Trustees and one Interested Trustee. In accordance with the Board Governance Policies, the Board has appointed an Independent Trustee to serve as Chairman of the Board. Generally, the Board acts by majority vote of all of the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Trust's day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Trust's activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements, and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the experience of each Trustee and the number and nature of Funds within the Trust.
The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees and a commitment to the interests of shareholders and, with respect to the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. Each Trustee also has familiarity with the Funds, the Adviser, the Administrator, the Sub-Administrator and the Distributor, and their operations. The Independent Trustees also have experience with the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her service as a Trustee of the Trust and/or as a director of other investment companies. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion that, as of the date of this SAI, each person identified below should serve as a Trustee for the Trust. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, and do not constitute a representation that the Board or any Trustee has any special expertise and do not impose any greater responsibility or liability on any such person or on the Board by reason thereof. As required by rules the SEC has adopted under the 1940 Act, the Trust's Independent Trustees select and nominate all candidates for Independent Trustee positions.
Ashley T. Rabun. Ms. Rabun has served as a Trustee of the Trust since October 2015 and has served as Chair of the Board since June 2021. Ms. Rabun also serves on the Nominating and Governance Committee and the Audit Committee. Since 2007, she has also served as Chairperson of the Board and Member of the Audit Committee, Valuation Committee and Nominating Committee of Investment Managers Series Trust. From 1996 to 2015, Ms. Rabun served as President and Chief Executive Officer of InvestorReach, Inc., a financial services consulting firm. She served as Partner and President of Mutual Funds advised by Nicholas Applegate Capital Management from 1992 to 1996. From 1990 to 1992, Ms. Rabun served as Marketing Director at InterInvest, Inc. Prior thereto, she was employed as a registered representative for several brokerage firms.

Allison Grant Williams. Ms. Williams has served as a Trustee of the Trust since October 2021. Ms. Williams also serves on the Nominating and Governance Committee and the Audit Committee. Ms. Williams previously served as Senior Vice President in the Global Strategic Relationship Management Group at Northern Trust/Corporate & Institutional Services (C&IS) Division from 2017 to 2021. Prior to that, Ms. Williams served as Chief Operating Officer of Northern Trust's Global Funds Services Group from 2014 to 2017, where she also served as Chief Administrative Officer of Northern Trust's Institutional Investor Services Group from 2016 to 2017. In addition, Ms. Williams served as Chief Administrative Officer and Chief Marketing Strategy Officer in Northern Trust's Exchange-Traded Funds Group/Asset Management Division from 2011 to 2014. From 1987 to 2001 Ms. Williams held leadership positions with global asset management firms of UBS and Brinson Partners.
Sheila Hartnett-Devlin. Ms. Hartnett-Devlin has served as a Trustee of the Trust since October 2021. Ms. Hartnett-Devlin also serves on the Nominating and Governance Committee and the Audit Committee. Ms. Hartnett-Devlin previously served as a Vice President and Client Portfolio Manager from 2008 to 2011 and a Senior Vice President and Head of U.S. Institutional Business from 2011 to 2017 for American Century Investments, a large investment product provider. From 2005 to 2008, she served as Managing Director and Global Portfolio Manager at Cohen, Klingenstein & Marks, Inc., a small investment management firm and from 2002 to 2008, as Director at Mercy Investment Services, a ministry of the Sisters of Mercy. Prior to 2002, Ms. Hartnett-Devlin served in several roles, including Chief Global Equity Strategist for Fiduciary Trust Company International. Ms. Hartnett-Devlin also serves on the board of directors of Mannington Mills since 2005 and is the Chair of the Personnel and Compensation Committee.
James Jessee. Mr. Jesse has served as a Trustee of the Trust since October 2021. He also serves as Chair to the Nominating and Governance Committee and as a member of the Audit Committee. Mr. Jessee currently serves as a Corporate Director to Octavus Group, LLC. From 1987 to 2018, Mr. Jessee served in numerous senior leadership roles in the intermediary distribution space at MFS Investment Management, including as President of MFS Funds Distributors, Inc. and Co-Head of Global Distribution. Prior to 1987, Mr. Jessee served as an insurance wholesaler. From 2019-2022, Mr. Jessee served as Independent Trustee to the Board of Trustees for Yieldstreet Prism Fund. From 2019-2021, Mr. Jessee served on the Board of Directors for Waddell and Reed. From 2014-2018, Mr. Jessee served as a Board Member to the Board of Governors of the Investment Company Institute.
Teresa Polley. Ms. Polley has served as a Trustee of the Trust since October 2021 and has been designated by the Board as an “audit committee financial expert,” as defined in SEC rules. Ms. Polley previously served as President and Chief Executive Officer of the Financial Accounting Foundation (“FAF”) from 2008 until her retirement in 2019. As President/CEO of FAF, Ms. Polley advised and collaborated with FAF's governing body and committees on audit, finance, investments, compensation, governance, and nominations, including appointments to its standard-setting bodies, the Financial Accounting Standards Board (FASB) and the Governmental Accounting Standards Board (GASB). She is a certified public accountant licensed by the Commonwealth of Pennsylvania and is an experienced audit committee chair.
James E. Ross. Mr. Ross has served as a Trustee of the Trust since 2005 and served as President from November 2010 to May 2013. Mr. Ross served in various executive capacities at the Adviser and its affiliates from 2005 until his retirement in 2020. Mr. Ross also serves as a Trustee of SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust, for which SSGA FM serves as investment adviser. Since June 2010, Mr. Ross has chaired the Investment Company Institute's Exchange-Traded Funds Committee. Mr. Ross is also on the Board of Governors of the Investment Company Institute.
Jeanne LaPorta. Ms. LaPorta is a Senior Managing Director of State Street Investment Management and head of Global Funds Management. Prior to joining State Street Investment Management, she was the Chief Administrative Officer of a Fintech startup and served as a director of their flagship hedge fund.  Ms. LaPorta previously worked at State Street Investment Management from 2016 to 2021 as a Senior Managing Director and at GE Asset Management (“GEAM”) from 1997 to July 2016 where she held various positions at GEAM, including Senior Vice President and Commercial Operations Leader, Senior Vice President and Commercial Administrative Officer, Senior Vice President and Deputy General Counsel and Vice President and Associate General Counsel.
RISK OVERSIGHT
The day-to-day operations of the Funds, including the management of risk, are performed by third party service providers, such as the Adviser, Distributor, Administrator and Sub-Administrator. The Trustees are responsible for overseeing the Trust's service providers and thus have oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Trust and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.
Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.
Risk oversight forms part of the Board's general oversight of the Funds and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Trust's Chief Compliance Officer and the independent registered public accounting firm, as appropriate, regarding risks faced by the Funds. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. The Board has met with the Adviser's Chief Risk Officer to review the Adviser's approach to addressing risks. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement, the Board meets with the Adviser to review the services provided. Among other things, the Board regularly considers the Adviser's adherence to the Funds' investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program and reports to the Board regarding compliance matters for the Trust and its service providers. The Board, with the assistance of the Adviser, reviews investment policies and risks in connection with its review of the Funds' performance. In addition, as part of the Board's oversight of the Funds' advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.
The Board has established the following Committees and the membership of each Committee to assist in its oversight functions, including its oversight of the risks the Funds face. Committee membership is identified below. Each Committee must report its activities to the Board on a regular basis.
Audit Committee: The Board has an Audit Committee consisting of all Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust. Ms. Polley serves as the Chairman. The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Funds' accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the quality and integrity of the Funds' financial statements and the independent audit thereof; (2) the Funds' accounting and financial reporting processes and internal control over financial reporting; (3) the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; and (4) the qualifications, independence and performance of the Funds' independent registered public accounting firm. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met two (2) times during the fiscal year ended September 30, 2025.
Nominating and Governance Committee: The Board has a Nominating and Governance Committee consisting of all Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust. Mr. Jessee serves as Chairman. The Nominating and Governance Committee oversees administration of the Board Governance Policies and will consider proposals for candidates to serve as independent Trustees. Any such proposals should be sent to the Trust in care of the Nominating and Governance Committee Chairman. The final recommendation of a prospective independent Trustee rests solely with the Nominating and Governance Committee. The Nominating and Governance Committee also periodically reviews Independent Trustee compensation. The Nominating and Governance Committee met three (3) times during the fiscal year ended September 30, 2025.
When evaluating a person as a potential nominee to serve as an independent Trustee, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a Trustee; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent Trustee. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.
REMUNERATION OF TRUSTEES
The Trust pays each Trustee (other than Ms. LaPorta) an annual retainer plus a per meeting fee for each regularly scheduled meeting of the Board attended by the Trustee (whether in person or telephonically) and any other telephonic meeting. The Chairman of the Board (who is an Independent Trustee) receives an additional fee. Audit Committee and Nominating and Governance Committee members receive per meeting fees and the Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also receive an additional fee. The Trust may also reimburse each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings.
The following table sets forth the total fees accrued with respect to the remuneration of Trustees of the Trust for the fiscal year ended September 30, 2025:
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex Paid to Trustees
Independent Trustees:
Allison Grant Williams	$338,000	N/A	N/A	$338,000
Sheila Hartnett-Devlin	$338,000	N/A	N/A	$338,000
James Jessee	$361,750	N/A	N/A	$361,750
Teresa Polley	$373,000	N/A	N/A	$373,000
Ashley T. Rabun	$438,000	N/A	N/A	$438,000
James E. Ross	$338,000	N/A	N/A	$338,000
R. Charles Tschampion(1)	$78,000	N/A	N/A	$78,000
Interested Trustee:
Jeanne LaPorta(2)	N/A	N/A	N/A	N/A
(1)
Effective December 31, 2024, Mr. Tschampion resigned from his position as Trustee and longer serves as a Trustee to the Trust.
(2)
Not compensated by the Trust due to Ms. LaPorta's positions with the Adviser. Ms. LaPorta was appointed to serve as an Interested Trustee on November 7, 2024.
During the fiscal year ended September 30, 2025, no officers of the Trust received compensation in excess of $60,000 from the Trust. Additionally, no Trustee or officer of the Trust is entitled to any pension or retirement benefits from the Trust.
The Trustee fees with respect to the remuneration are allocated among the Funds based on net assets. For the fiscal year ended September 30, 2025, the Funds contributed the following amounts:
Fund	Amount
State Street Communication Services Select Sector SPDR ETF	$152,602
State Street Consumer Discretionary Select Sector SPDR ETF	$159,692
State Street Consumer Staples Select Sector SPDR ETF	$125,388
State Street Energy Select Sector SPDR ETF	$255,027
State Street Financial Select Sector SPDR ETF	$363,009
State Street Health Care Select Sector SPDR ETF	$292,168
State Street Industrial Select Sector SPDR ETF	$154,247
State Street Materials Select Sector SPDR ETF	$41,176

Fund	Amount
State Street Real Estate Select Sector SPDR ETF	$55,301
State Street Technology Select Sector SPDR ETF	$534,263
State Street Utilities Select Sector SPDR ETF	$131,878
OWNERSHIP OF FUND SHARES
As of December 31, 2025, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, principal underwriter of the Funds or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds.
The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2025:
Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Ashley T. Rabun	None	None	None
Allison Grant Williams	State Street Financial Select Sector SPDR ETF	$1 - $10,000	$1 - $10,000
Sheila Hartnett-Devlin	State Street Technology Select Sector SPDR ETF	Over $100,000	Over $100,000
James Jessee	State Street Energy Select Sector SPDR ETF	$10,001 - $50,000	$10,001 - $50,000
Teresa Polley	State Street Communication Services Select Sector SPDR ETF	$1 - $10,000	$50,001 - $100,000
	State Street Consumer Discretionary Select Sector SPDR ETF	$1 - $10,000
	State Street Consumer Staples Select Sector SPDR ETF	$1 - $10,000
	State Street Energy Select Sector SPDR ETF	$1 - $10,000
	State Street Financial Select Sector SPDR ETF	$1 - $10,000
	State Street Health Care Select Sector SPDR ETF	$1 - $10,000
	State Street Industrial Select Sector SPDR ETF	$1 - $10,000
	State Street Materials Select Sector SPDR ETF	$1 - $10,000
James E. Ross	State Street Consumer Discretionary Select Sector SPDR ETF	Over $100,001	Over $100,001
	State Street Energy Select Sector SPDR ETF	$10,001 - $50,000
	State Street Health Care Select Sector SPDR ETF	$50,001 - $100,000
	State Street Technology Select Sector SPDR ETF	$50,001 - $100,000
	State Street Financial Select Sector SPDR ETF	$0 - $100,000
Interested Trustee:
Jeanne LaPorta	None	None	None
CODES OF ETHICS
The Trust, the Adviser and the Distributor each have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the Codes of Ethics). Each Code of Ethics permits personnel, subject to that Code of Ethics, to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds.
There can be no assurance that the Codes of Ethics will be effective in preventing such activities. Each Code of Ethics, filed as exhibits to the Trust's registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at https://www.sec.gov.
PROXY VOTING POLICIES
The Board has delegated the responsibility to vote proxies on securities held by the Funds to the Adviser for all Funds, subject to certain exceptions. The Board has retained authority to vote proxies for certain bank and bank holding company securities (“Bank Securities”) that may be held by one or more Funds from time to time. The Board has adopted the Institutional Shareholder Services, Inc.'s (“ISS”) benchmark proxy voting policy with respect to voting such Bank Securities' proxies. The Board has retained this authority in order to permit the Adviser to utilize exemptions from limitations arising under the Bank Holding Company Act of 1956, as amended, that might otherwise prevent the Adviser from acquiring Bank Securities on behalf of a Fund. Each of the Trust's and the Adviser's proxy voting policies, as well as ISS' benchmark proxy voting policy, are attached as an appendix to this SAI. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Funds' website at https://www.statestreet.com/SectorETFs; and (3) on the SEC's website at https://www.sec.gov.
DISCLOSURE OF PORTFOLIO HOLDINGS POLICY
The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust, the Adviser or State Street will not disseminate non-public information concerning the Trust, except information may be made available prior to its public availability: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds, including (a) a service provider, (b) the stock exchanges upon which an ETF is listed, (c) the NSCC, (d) the Depository Trust Company, and (e) financial data/research companies such as Morningstar, Bloomberg L.P., and Reuters, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.
Investment Advisory and Other Services
THE INVESTMENT ADVISER
SSGA FM acts as investment adviser to the Trust and, subject to the oversight of the Board, is responsible for the investment management of each Select Sector SPDR Fund. As of September 30, 2025, the Adviser managed approximately $1.27 trillion in assets. The Adviser's principal address is One Congress Street, Boston, Massachusetts 02114. The Adviser, a Massachusetts corporation, is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. The Adviser, along with other advisory affiliates, make up State Street Investment Management, the investment management arm of State Street Corporation.
The Adviser serves as investment adviser to each Select Sector SPDR Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. Under the Investment Advisory Agreement, the Adviser, subject to the oversight of the Board and in conformity with the stated investment policies of each Select Sector SPDR Fund, manages the investment of each Select Sector SPDR Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Select Sector SPDR Fund.
Pursuant to the Investment Advisory Agreement, the Adviser is not liable for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.
The Investment Advisory Agreement with respect to each Select Sector SPDR Fund continues in effect for one year from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Select Sector SPDR Fund, provided that in either event such continuance also is approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Select Sector SPDR Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority of the applicable Select Sector SPDR Fund's outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
A discussion regarding the basis for the Board's approval of the continuation of the Investment Advisory Agreement regarding all Funds is available in the Funds' Form N-CSR filing for the period ended September 30, 2025.

For the services provided to each Fund under the Investment Advisory Agreement, each Fund pays the Adviser a fee accrued daily and payable monthly based on the Funds' average daily net assets at the following annual rates: 0.05% of the first $12.5 billion of average daily net assets of the Funds, 0.04% of the next $17.5 billion of average daily net assets of the Funds, 0.035% of the next $20.0 billion of average daily net assets of the Funds, 0.03% of the next $50 billion of average daily net assets of the Funds, 0.0285% of the next $50.0 billion of average daily net assets of the Funds, 0.0271% of the next $50 billion of average daily net assets of the Funds, 0.0256% of the next $100.0 billion of average daily net assets of the Funds, 0.0243% of the next $100.0 billion of average daily net assets of the Funds, and 0.023% of average daily net assets on the remainder of net assets of the Funds. The advisory fee is allocated to each Fund pro rata based upon the net assets of each Fund. For the fiscal year ended September 30, 2025, the fee pursuant to the Investment Advisory Agreement was equivalent to an effective rate of 0.0295% of average daily net assets for each Fund.
From time to time, the Adviser may waive all or a portion of its management fee, although it does not currently intend to do so. The Adviser did not waive any fees during the periods noted in the table below.
For the past three fiscal years ended September 30, the Funds paid the following amounts to the Adviser:
Fund	2025	2024	2023
State Street Communication Services Select Sector SPDR ETF	$6,427,451	$5,117,852	$3,274,975
State Street Consumer Discretionary Select Sector SPDR ETF	$6,478,868	$5,629,056	$4,623,503
State Street Consumer Staples Select Sector SPDR ETF	$4,824,344	$4,714,650	$5,249,761
State Street Energy Select Sector SPDR ETF	$9,113,599	$11,247,287	$11,770,550
State Street Financial Select Sector SPDR ETF	$14,809,511	$11,090,273	$9,715,072
State Street Health Care Select Sector SPDR ETF	$10,764,801	$11,803,169	$12,272,074
State Street Industrial Select Sector SPDR ETF	$6,275,374	$5,124,429	$4,291,499
State Street Materials Select Sector SPDR ETF	$1,593,270	$1,626,091	$1,723,588
State Street Real Estate Select Sector SPDR ETF	$2,197,253	$1,755,796	$1,438,765
State Street Technology Select Sector SPDR ETF	$21,871,678	$18,724,155	$13,323,800
State Street Utilities Select Sector SPDR ETF	$5,455,460	$4,200,182	$4,761,501
PORTFOLIO MANAGERS
The Adviser manages the Select Sector SPDR Funds using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of each Fund are:
Portfolio Management Team	Fund
Karl Schneider, Amy Cheng and Emiliano Rabinovich	State Street Industrial Select Sector SPDR ETF State Street Real Estate Select Sector SPDR ETF
Karl Schneider, David Chin and Emiliano Rabinovich	State Street Technology Select Sector SPDR ETF
Karl Schneider, Keith Richardson and Emiliano Rabinovich	State Street Consumer Staples Select Sector SPDR ETF
Karl Schneider, Ted Janowsky and Emiliano Rabinovich	State Street Energy Select Sector SPDR ETF State Street Materials Select Sector SPDR ETF
Karl Schneider and Emiliano Rabinovich	State Street Utilities Select Sector SPDR ETF
Karl Schneider, Kala O'Donnell and Emiliano Rabinovich	State Street Communication Services Select Sector SPDR ETF State Street Consumer Discretionary Select Sector SPDR ETF State Street Financial Select Sector SPDR ETF
Karl Schneider, Juan Acevedo and Emiliano Rabinovich	State Street Health Care Select Sector SPDR ETF
The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Funds and assets under management in those accounts.

Other Accounts Managed as of September 30, 2025
Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Karl Schneider	122	$1,146.49	370	$1,149.60	466	$630.23	$2,926.32
Juan Acevedo	122	$1,146.49	370	$1,149.60	466	$630.23	$2,926.32
Amy Cheng	122	$1,146.49	370	$1,149.60	466	$630.23	$2,926.32
David Chin	122	$1,146.49	370	$1,149.60	466	$630.23	$2,926.32
Ted Janowsky	122	$1,146.49	370	$1,149.60	466	$630.23	$2,926.32
Kala O'Donnell	122	$1,146.49	370	$1,149.60	466	$630.23	$2,926.32
Emiliano Rabinovich	122	$1,146.49	370	$1,149.60	466	$630.23	$2,926.32
Keith Richardson	122	$1,146.49	370	$1,149.60	466	$630.23	$2,926.32
*
There are no performance-based fees associated with these accounts.
None of the portfolio managers listed above beneficially owned Fund Shares as of September 30, 2025, except as noted in the table below:
Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Emiliano Rabinovich	State Street Healthcare Select Sector SPDR ETF	$1 - $10,000
	State Street Materials Select Sector SPDR ETF	$1 - $10,000
	State Street Technology Select Sector SPDR ETF	$10,001 - $50,000
Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally allocate to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has a personal investment in one or more accounts that participate in transactions with other accounts. His or her personal investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of the Adviser's and Trust's Code of Ethics.

Compensation. State Street Investment Management's (“State Street IM”) culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. State Street IM's Global Human Resources department regularly participates in compensation surveys in order to provide State Street IM with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and State Street IM business results, an incentive pool is allocated to State Street IM to reward its employees. The size of the incentive pool for most business units is based on the firm's overall profitability and other factors, including performance against risk-related goals. For most State Street IM investment teams, State Street IM recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm's or business unit's profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the State Street Investment Management Long-Term Incentive (“State Street Investment Management LTI”) program. For these teams, the State Street Investment Management LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align State Street IM's investment team's compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the State Street Investment Management LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within State Street IM is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns State Street IM employees' interests with State Street IM clients' and shareholders' long-term interests.
State Street IM recognizes and rewards outstanding performance by:
•Promoting employee ownership to connect employees directly to the company's success.
•Using rewards to reinforce mission, vision, values and business strategy.
•Seeking to recognize and preserve the firm's unique culture and team orientation.
•Providing all employees the opportunity to share in the success of State Street IM.
THE ADMINISTRATOR, SUB-ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
The Administrator: SSGA FM serves as the administrator to each series of the Trust, pursuant to an Administration Agreement dated June 1, 2015, as amended, between SSGA FM and the Trust (the “SSGA Administration Agreement”). Pursuant to the SSGA Administration Agreement, SSGA FM is obligated to continuously provide business management services to the Trust and its series and will generally, subject to the general oversight of the Trustees and, except as otherwise provided in the SSGA Administration Agreement, manage all of the business and affairs of the Trust. For its administration services to the Funds, each Fund pays SSGA FM a fee accrued daily and paid monthly at a rate of 0.0006% of its average daily net assets.
The amount of fees paid by each Fund to SSGA FM pursuant to the SSGA FM Administration Agreement for the three most recently completed fiscal years is set forth in the table below:
Fund	2025	2024	2023
State Street Communication Services Select Sector SPDR ETF	$130,970	$102,436	$64,260

Fund	2025	2024	2023
State Street Consumer Discretionary Select Sector SPDR ETF	$ 132,010	$ 112,609	$90,660
State Street Consumer Staples Select Sector SPDR ETF	$98,253	$94,293	$ 102,908
State Street Energy Select Sector SPDR ETF	$ 185,619	$ 224,892	$ 230,651
State Street Financial Select Sector SPDR ETF	$ 301,684	$ 222,026	$ 190,462
State Street Health Care Select Sector SPDR ETF	$ 219,214	$ 236,097	$ 240,534
State Street Industrial Select Sector SPDR ETF	$ 127,858	$ 102,579	$84,148
State Street Materials Select Sector SPDR ETF	$32,457	$32,522	$33,790
State Street Real Estate Select Sector SPDR ETF	$44,755	$35,165	$28,197
State Street Technology Select Sector SPDR ETF	$ 445,698	$ 374,819	$ 261,280
State Street Utilities Select Sector SPDR ETF	$ 111,138	$84,033	$93,308
The Sub-Administrator, Custodian and Transfer Agent: State Street serves as the sub-administrator to each series of the Trust, pursuant to a Sub-Administration Agreement dated June 1, 2015, as amended (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide certain sub-administrative services to the Trust and its series. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company, and is affiliated with SSGA FM. State Street's mailing address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.
State Street also serves as Custodian for the Trust's series pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds the Funds' assets, calculates the net asset value of each Fund's Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.
State Street also serves as Transfer Agent for each series of the Trust pursuant to a transfer agency agreement (“Transfer Agency Agreement”).
Compensation: A “unitary” fee is paid by each Fund to State Street for custody, sub-administration and transfer agency services provided to the Funds. The unitary fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Fund based upon the relative net assets of each Fund. The unitary fee is calculated as follows: 0.015% for the first $50 billion of net assets of the Trust, 0.0125% for the next $25 billion of net assets of the Trust, 0.01% for the next $25 billion of net assets of the Trust, 0.0040% for the next $150 billion of net assets of the Trust, and 0.0025% thereafter. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by the series of the Trust for its out-of-pocket expenses.
Additional Sub-Administration Services: Also under the Sub-Administration Agreement, each Fund pays fees to State Street for: (i) certain services required in the preparation (including preparing a schedule of quarterly portfolio investments) and filing of Form N-PORT and Form N-CEN with the SEC (“N-PORT Related Services”); (ii) services regarding certain liquidity analytics (“Liquidity Risk Measurement Services”) under the Sub-Administration Agreement; and (iii) certain services related to the preparation of tailored shareholder reports (“Tailored Shareholder Report Services”). For N-PORT Related Services, each Fund pays State Street a fee of $10,300 per year. For Liquidity Risk Measurement Services, each Fund pays State Street a fee of $1,800 per year. For Tailored Shareholder Report Services, each Fund pays State Street a fee of $1,000 per year.
SECURITIES LENDING ACTIVITIES
The Trust's Board has approved each Fund's participation in a securities lending program. Under the securities lending program, each Fund has retained State Street to serve as the securities lending agent.

For the fiscal year ended September 30, 2025, certain Funds earned income by participating in the securities lending program. That income, as well as the fees and/or compensation paid by such Funds (in dollars) pursuant to the Amended and Restated Securities Lending Authorization Agreement between the Trust, on behalf of its series, and State Street (the “Securities Lending Authorization Agreement”) were as follows:
	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Funds for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
State Street Communication Services Select Sector SPDR ETF	$50,882,749	$3,852,477	$115,370	$0	$0	$12,429,166	$0	$16,397,013	$34,485,736
State Street Consumer Discretionary Select Sector SPDR ETF	$3,863,432	$68,656	$30,165	$0	$0	$3,301,166	$0	$3,399,987	$463,445
State Street Consumer Staples Select Sector SPDR ETF	$5,434,915	$55,086	$45,501	$0	$0	$4,957,546	$0	$5,058,133	$376,782
State Street Energy Select Sector SPDR ETF	$6,195,454	$60,141	$52,616	$0	$0	$5,689,884	$0	$5,802,642	$392,813
State Street Financial Select Sector SPDR ETF	$3,097,091	$55,952	$24,209	$0	$0	$2,634,917	$0	$2,715,079	$382,012
State Street Health Care Select Sector SPDR ETF	$3,924,138	$42,832	$32,823	$0	$0	$3,556,507	$0	$3,632,162	$291,976
State Street Industrial Select Sector SPDR ETF	$4,184,738	$47,511	$34,341	$0	$0	$3,768,998	$0	$3,850,851	$333,887
State Street Materials Select Sector SPDR ETF	$2,191,386	$27,458	$17,795	$0	$0	$1,945,688	$0	$1,990,940	$200,446

	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Funds for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
State Street Real Estate Select Sector SPDR ETF	$61,799	$371	$552	$0	$0	$58,641	$0	$59,563	$2,236
State Street Technology Select Sector SPDR ETF	$6,754,598	$99,400	$55,005	$0	$0	$5,940,948	$0	$6,095,352	$659,246
State Street Utilities Select Sector SPDR ETF	$3,696,222	$32,383	$31,316	$0	$0	$3,405,154	$0	$3,468,852	$227,370
For the fiscal year ended September 30, 2025, State Street, acting as agent of the Funds, provided the following services to the Funds in connection with the Funds' securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from a Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds' Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting services; and (xi) arranging for return of loaned securities to a Fund in accordance with the terms of the Securities Lending Authorization Agreement.
THE DISTRIBUTOR
State Street Global Advisors Funds Distributors, LLC (the “Distributor”) serves as the principal underwriter and Distributor of Shares. Its principal address is One Congress Street Boston, Massachusetts 02114. Investor information can be obtained by calling 1-866-732-8673. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of each Select Sector SPDR Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of each series of the Trust or which securities are to be purchased or sold by each series of the Trust. An affiliate of the Distributor may assist

Authorized Participants (defined below) in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. An affiliate of the Distributor also receives compensation from State Street for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.
Certain broker-dealers may receive cash payments for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including the Select Sector SPDR Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.
In addition, as of December 1, 2025, the Adviser and/or Distributor had arrangements whereby Pershing LLC (“Pershing”), LPL Financial, LLC (“LPL”), and Morgan Stanley Wealth Management, LLC, among other broker-dealers, may receive cash payments for activities relating to the Select Sector SPDR Funds other than for educational programs and marketing activities described above. Pursuant to these arrangements, Pershing and LPL have agreed to offer certain Select Sector SPDR Funds to their customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain Select Sector SPDR Funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker dealer or intermediary and its clients. In addition, the Adviser or Distributor (either from its own assets or assets from the Select Sector SPDR Funds' Distribution and Service Plan), or an affiliate of the Adviser or Distributor, as well as an index provider that is not affiliated with the Adviser or Distributor, may reimburse expenses or make payments to other persons in consideration of services, provision of data, or other activities that they believe may benefit the SPDR business or facilitate investment in Select Sector SPDR Funds, as applicable.
The Board has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan”) for each Select Sector SPDR Fund. The terms of each Plan are described in the Prospectus.
Under its terms, each Select Sector SPDR Fund's Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Select Sector SPDR Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of such Select Sector SPDR Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.
Subject to an aggregate limitation of 0.25% of a Select Sector SPDR Fund's average net assets per annum, the fees paid by a Select Sector SPDR Fund under its Plan will be compensation for distribution, investor services or marketing services for that Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Select Sector SPDR Fund, each Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund.
The aggregate payments under each Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of any Select Sector SPDR Fund. Notwithstanding the foregoing, the Board has limited payments under each Plan to an annual rate of 0.02% of a Fund's average daily net assets.
For the fiscal year ended September 30, 2025,during which ALPS Portfolio Solutions Distributor, Inc. served as the principal underwriter for each Select Sector SPDR Fund throughout such period, each Select Sector SPDR Fund paid the following amount under its Plan:
Fund	Distributor's Fee (including 12b-1 Administration Fee)	Advertising	Other*
State Street Communication Services Select Sector SPDR ETF	$2,806,638	$1,291,490	$109,050
State Street Consumer Discretionary Select Sector SPDR ETF	$2,828,903	$1,307,449	$108,474
State Street Consumer Staples Select Sector SPDR ETF	$2,106,763	$976,524	$78,993
State Street Energy Select Sector SPDR ETF	$3,979,347	$1,864,619	$146,644
State Street Financial Select Sector SPDR ETF	$6,467,375	$2,978,233	$246,525
State Street Health Care Select Sector SPDR ETF	$4,700,895	$2,188,853	$174,813
State Street Industrial Select Sector SPDR ETF	$2,740,146	$1,267,458	$104,520

Fund	Distributor's Fee (including 12b-1 Administration Fee)	Advertising	Other*
State Street Materials Select Sector SPDR ETF	$695,687	$325,195	$26,254
State Street Real Estate Select Sector SPDR ETF	$959,497	$447,046	$36,229
State Street Technology Select Sector SPDR ETF	$9,549,596	$4,420,462	$367,564
State Street Utilities Select Sector SPDR ETF	$2,382,310	$1,102,300	$90,731
*
Aggregate amount paid for printing and mailing of prospectuses and other expenses.
The continuation of the Distribution Agreement is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to each Select Sector SPDR Fund:(i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Select Sector SPDR Fund, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The allocation among the Trust's series of fees and expenses payable under the Distribution Agreement will be made pro rata in accordance with the daily net assets of the respective series.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Select Sector SPDR Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below) and/or DTC Participants (as defined below.
Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor , for certain liabilities, including certain liabilities arising under the federal securities laws, provided that in no case is such indemnity deemed to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement.
INDEX LICENSE
S&P Opco, LLC, a subsidiary of S&P DJI, S&P and NYSE Arca, Inc. (either directly or through affiliates) have entered into a license agreement with respect to each Fund's Select Sector Index. The Trust has entered into a sublicense agreement with S&P whereby each Fund pays an annual sub-license fee to S&P based on a percentage of the Fund's total expense ratio for the most recent fiscal year and applied to the Fund's average daily net assets.
Brokerage Transactions
All portfolio transactions are placed on behalf of the Funds by the Adviser. Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over-the-counter orders (e.g., fixed income securities) because the Funds pay a spread which is included in the cost of the security and represents the difference between the dealer's quoted price at which it is willing to sell the security and the dealer's quoted price at which it is willing to buy the security. When a Fund executes an over-the-counter order with an electronic communications network or an alternative trading system, a commission is charged by such electronic communications networks and alternative trading systems as they execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.
In placing a portfolio transaction, the Adviser seeks to achieve best execution. The Adviser's duty to seek best execution requires the Adviser to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.
The Adviser refers to and selects from the list of approved trading counterparties maintained by the Adviser's Credit Risk Management team. In selecting a trading counterparty for a particular trade, the Adviser seeks to weigh relevant factors including, but not limited to the following:
•Prompt and reliable execution;

•The competitiveness of commission rates and spreads, if applicable;
•The financial strength, stability and/or reputation of the trading counterparty;
•The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;
•Local laws, regulations or restrictions;
•The ability of the trading counterparty to maintain confidentiality;
•The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;
•Market share;
•Liquidity;
•Price;
•Execution related costs;
•History of execution of orders;
•Likelihood of execution and settlement;
•Order size and nature;
•Clearance and settlement capabilities, especially in high volatility market environments;
•Availability of lendable securities;
•Sophistication of the trading counterparty's trading capabilities and infrastructure/facilities;
•The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;
•Speed and responsiveness to the Adviser;
•Access to secondary markets;
•Counterparty exposure; and
•Depending upon the circumstances, the Adviser may take other relevant factors into account if the Adviser believes that these are important in taking all sufficient steps to obtain the best possible result for execution of the order.
In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. The Adviser does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for a Fund under the circumstances. Consequently, the Adviser may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that the Adviser places upon the relevant factors:
(i)
The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;
(ii)
The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;
(iii)
The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;
(iv)
Whether the transaction is a ‘delivery versus payment' or ‘over-the-counter' transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over-the-counter' transactions; and/or
(v)
Any other circumstances that the Adviser believes are relevant at the time.
The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Funds.

The Adviser does not currently use the Funds' assets in connection with third-party soft dollar arrangements. While the Adviser does not currently use “soft” or commission dollars paid by the Funds for the purchase of third-party research, the Adviser reserves the right to do so in the future.
The Select Sector SPDR Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.
The table below shows the aggregate dollar amount of brokerage commissions paid by the Funds for the past three fiscal years ended September 30. Brokerage commissions paid by a Fund may be substantially different from year to year for multiple reasons, including market volatility, the demand for a particular Fund, or increases or decreases in trading volume.
Fund	2025	2024	2023
State Street Communication Services Select Sector SPDR ETF	$872,532	$445,483	$288,233
State Street Consumer Discretionary Select Sector SPDR ETF	$125,425	$157,243	$161,835
State Street Consumer Staples Select Sector SPDR ETF	$142,101	$526,215	$183,698
State Street Energy Select Sector SPDR ETF	$283,975	$582,696	$348,950
State Street Financial Select Sector SPDR ETF	$137,045	$68,239	$360,474
State Street Health Care Select Sector SPDR ETF	$28,875	$43,961	$49,328
State Street Industrial Select Sector SPDR ETF	$38,951	$84,635	$74,030
State Street Materials Select Sector SPDR ETF	$120,878	$74,836	$20,730
State Street Real Estate Select Sector SPDR ETF	$57,412	$39,762	$51,261
State Street Technology Select Sector SPDR ETF	$186,008	$1,342,825	$326,166
State Street Utilities Select Sector SPDR ETF	$62,271	$84,770	$73,947
Securities of “Regular Broker-Dealers”: The Select Sector SPDR Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) which they may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's Shares.
The Trust's holdings in Securities of Regular Broker-Dealers as of September 30, 2025:
JPMorgan Chase & Co.	$6,071,384,969
Bank of America Corp.	$2,460,843,516
Goldman Sachs Group, Inc.	$1,687,470,428
Morgan Stanley	$1,349,950,473
Citigroup, Inc.	$1,307,941,078
State Street Financial Select Sector SPDR ETF invests in the shares of some of the Funds' regular broker-dealers because those issuers are components in the Financial Select Sector Index. In addition, a holding in State Street Financial Select Sector SPDR ETF is a security of an issuer affiliated with the Adviser and State Street.
Portfolio Turnover: Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.
Book Entry Only System
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”
DTC acts as securities depositary for the Shares. Shares of each Select Sector SPDR Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
Control Persons and Principal Holders of Securities
Although the Select Sector SPDR Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of January 9, 2026, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Select Sector SPDR Funds were as follows:
Fund	Name and Address	% Ownership
STATE STREET COMMUNICATION SERVICES SELECT SECTOR SPDR ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	20.40%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105 -1905	14.91%

Fund	Name and Address	% Ownership
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	9.24%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.15%
STATE STREET CONSUMER DISCRETIONARY SELECT SECTOR SPDR ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	21.17%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105 -1905	13.87%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	8.72%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.82%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	5.33%
STATE STREET CONSUMER STAPLES SELECT SECTOR SPDR ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105 -1905	15.89%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	13.94%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	11.80%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	7.25%
STATE STREET ENERGY SELECT SECTOR SPDR ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105 -1905	19.37%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	11.76%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	8.64%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	7.45%
STATE STREET FINANCIAL SELECT SECTOR SPDR ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105 -1905	13.91%

Fund	Name and Address	% Ownership
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	10.72%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	9.66%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	7.60%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.75%
STATE STREET HEALTH CARE SELECT SECTOR SPDR ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105 -1905	14.31%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	12.08%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	10.35%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.67%
	J.P. Morgan Securities LLC/JPMC 383 Madison Ave New York, NY 10179	5.40%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	5.11%
STATE STREET INDUSTRIAL SELECT SECTOR SPDR ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105 -1905	15.40%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	10.43%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	8.69%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	7.26%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	5.99%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	5.71%

Fund	Name and Address	% Ownership
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	5.12%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	5.04%
STATE STREET MATERIALS SELECT SECTOR SPDR ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105 -1905	17.96%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	9.01%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	8.44%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	8.27%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.60%
STATE STREET REAL ESTATE SELECT SECTOR SPDR ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105 -1905	33.68%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	14.19%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	11.73%
STATE STREET TECHNOLOGY SELECT SECTOR SPDR ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105 -1905	20.71%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	12.60%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.12%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	5.23%
STATE STREET UTILITIES SELECT SECTOR SPDR ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105 -1905	16.44%
	National Financial Services LLC 499 Washington Blvd 4th Floor Jersey City, NJ 07310	12.85%

Fund	Name and Address	% Ownership
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	7.65%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	7.16%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	5.45%
An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of certain Funds, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and may be able to affect the outcome of matters presented for a vote of the shareholders of such Fund(s). Authorized Participants may execute an irrevocable proxy granting the Distributor, State Street or an affiliate (the “Agent”) power to vote or abstain from voting such Authorized Participant's beneficially or legally owned Shares of the applicable Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the applicable Fund.
As of January 9, 2026, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding shares of the Fund:
Fund	Name and Address	% Ownership
STATE STREET REAL ESTATE SELECT SECTOR SPDR ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105 -1905	33.68%
As of December 31, 2025, the Trustees and Officers of the Trust, as a group, owned less than 1% of each Fund's outstanding Shares.
Purchase and Redemption of Creation Units
PURCHASE (CREATION)
The Trust issues and sells Shares of each Select Sector SPDR Fund only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt, on any Business Day (as defined below), of an order in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to each Select Sector SPDR Fund is generally any day on which the NYSE is open for business.
The consideration for purchase of a Creation Unit of a Select Sector SPDR Fund generally consists of the Deposit Securities and the Cash Component, computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Select Sector SPDR Fund. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The “Dividend Equivalent Payment” enables each Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. The “Balancing Amount” is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the “Deposit Amount” — an amount equal to the sum of the market value of the Deposit Securities and the Dividend Equivalent Payment. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit exceeds the Deposit Amount), the Cash Component shall be increased by such positive amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation

Unit is less than the Deposit Amount), the Cash Component shall be decreased by such negative amount. If the negative number is greater than the Dividend Equivalent Payment, the creator will be entitled to receive cash in an amount equal to the differential. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.
The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for each Select Sector SPDR Fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a given Select Sector SPDR Fund until such time as the next-announced composition of the Deposit Securities is made available.
The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Select Sector SPDR Fund may be changed from time to time with a view to the investment objective of the applicable Select Sector SPDR Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations.
In addition, the Trust reserves the right to permit or require the substitution of an amount of cash — i.e., a “cash in lieu” amount — to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting (a “non-standard order”). Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of portfolio changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Select Sector Index being tracked by the relevant Select Sector SPDR Fund or resulting from certain corporate actions.
PROCEDURES FOR PURCHASE OF CREATION UNITS
To be eligible to place orders with the Distributor, as facilitated via the Transfer Agent, to purchase a Creation Unit of a Select Sector SPDR Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of the Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with all applicable fees and taxes. All Shares of Select Sector SPDR Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
All orders to purchase Shares directly from the Select Sector SPDR Funds, including non-standard orders, must be placed for one or more Creation Unit size aggregations of Shares and in the manner set forth in the Participant Agreement and/or applicable order form, which sets forth specific procedures associated with purchases through the Clearing Process and outside the Clearing Process. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time. State Street Global Markets, LLC may assist Authorized Participants in assembling shares to purchase Creation Units (or upon redemption), for which it may receive commissions or other fees from such Authorized Participants.
Investors should be aware that an Authorized Participant may require orders for purchases of Shares placed with it to be in the particular form required by the individual Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should also be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to purchase Creation Units of Select Sector SPDR Funds have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares of a Select Sector SPDR Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account, in accordance with the terms of the Participant Agreement. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities, in accordance with the terms of the Participant Agreement. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. The delivery of Creation Units so purchased will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Shortened settlement cycles are expected to be available, through which creation transactions can be settled on the trade date in accordance with instructions provided by the Trust and/or Distributor.
ACCEPTANCE OF ORDERS OF CREATION UNITS
The Trust reserves the right to reject an order for Creation Units in respect of any Select Sector SPDR Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Select Sector SPDR Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by the Custodian, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Custodian, the Transfer Agent, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall communicate to the Authorized Participant its rejection of the order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of a Fund, the Trust does not intend to suspend acceptance of orders for Creation Units.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.
CREATION TRANSACTION FEE
Investors will be required to pay a fixed creation transaction fee of $500 for each Fund except State Street Communication Services Select Sector SPDR ETF. For State Street Communication Services Select Sector SPDR ETF, the fixed creation transaction fee is $250. An additional charge of up to three (3) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; (ii) non-

standard orders; and (iii) cash creations, for a total charge of up to $2,000 for each Fund except State Street Communication Services Select Sector SPDR ETF, and a total of up to $1,000 for State Street Communication Services Select Sector SPDR ETF. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.
REDEMPTION
Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Select Sector SPDR Fund through the Transfer Agent and only on a Business Day. Except upon liquidation of a Fund, the Trust will not redeem Shares in amounts less than Creation Units.
Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to each Select Sector SPDR Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). Redemption Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of a Select Sector SPDR Fund.
Unless cash redemptions are available or specified for a Select Sector SPDR Fund, the redemption proceeds for a Creation Unit generally consist of Redemption Securities plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee of $500. In the event that the Redemption Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.
REDEMPTION TRANSACTION FEE
A fixed transaction fee of $500 is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction for each Fund except State Street Communication Services Select Sector SPDR ETF. For State Street Communication Services Select Sector SPDR ETF, the fixed redemption transaction fee is $250. An additional charge of up to three (3) times the fixed transaction fee (for a total charge of up to $2,000 for each Fund except State Street Communication Services Select Sector SPDR ETF, and a total of up to $1,000 for State Street Communication Services Select Sector SPDR ETF) may be charged with respect to (i) transactions effected outside the Clearing Process; (ii) non-standard orders; and (iii) in the limited circumstances specified in which any cash may be used in lieu of securities to redeem Creation Units.
PROCEDURES FOR REDEMPTION OF CREATION UNITS
Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement and/or applicable order form. A redemption request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed. If the Transfer Agent does not receive the investor's Shares through DTC's facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement and in accordance with the applicable order form. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
An Authorized Participant submitting a redemption request is deemed to represent to the Trust that, as of the close of that Business Day, it (or its client) will own (within the meaning of Rule 200 of Regulation SHO) or has arranged to borrow for delivery to the Trust on or prior to the settlement date of the redemption request, the requisite number of Shares of the relevant Fund to be redeemed as a Creation Unit. In either case, the Authorized Participant is deemed to acknowledge that: (i) it (or its client) has full legal authority and legal right to tender for redemption the requisite number of Shares of the applicable Fund and to receive the entire proceeds of the redemption; and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement affecting legal or beneficial ownership of such Shares being tendered, there are no restrictions precluding the tender and delivery of such Shares (including borrowed shares, if any) for redemption, free and clear of liens, on the redemption settlement date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
If it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an Authorized Participant may request a redemption in cash which the Select Sector SPDR Fund may, in its sole discretion, permit. In either case, the Authorized Participant will receive a cash payment equal to the net asset value of its Shares based on the net asset value of Shares of the relevant Select Sector SPDR Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Redemption Securities). The Select Sector SPDR Fund may also, in its sole discretion, upon request of an Authorized Participant, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in net asset value.
Deliveries of redemption proceeds generally will be made within one Business Day.
Redemptions of Shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and each Select Sector SPDR Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Shareholder to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.
The right of redemption may be suspended or the date of payment postponed with respect to any Select Sector SPDR Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Select Sector SPDR Fund or determination of the net asset value of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
REQUIRED EARLY ACCEPTANCE OF ORDERS
The Trust may, but is not required to, accept orders until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order form, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”

Net asset value per Share for each Fund of the Trust is computed by dividing the value of the net assets of such Select Sector SPDR Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open.
In calculating a Select Sector SPDR Fund's net asset value per Share, the Select Sector SPDR Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). Each Select Sector SPDR Fund relies on a third-party service provider for assistance with the daily calculation of the Select Sector SPDR Fund's NAV. The third-party service provider, in turn, relies on other parties for certain pricing data and other inputs used in the calculation of the Select Sector SPDR Fund's NAV. Therefore, each Select Sector SPDR Fund is subject to certain operational risks associated with reliance on its service provider and that service provider's sources of pricing and other data. NAV calculation may be adversely affected by operational risks arising from factors such as errors or failures in systems and technology. Such errors or failures may result in inaccurately calculated NAVs, delays in the calculation of NAVs and/or the inability to calculate NAV over extended time periods. A Select Sector SPDR Fund may be unable to recover any losses associated with such failures. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. Each Select Sector SPDR Fund may use various pricing services, or discontinue the use of any pricing service.
Pursuant to Board approved valuation procedures, the Board has designated the Adviser as the valuation designee for each Select Sector SPDR Fund. These procedures address, among other things, (i) determining (a) when market quotations are not readily available or reliable and (b) the methodologies to be used for determining the fair value of investments, and (ii) the use and oversight of third-party pricing services for fair valuation. The Adviser is responsible for periodically reviewing the procedures, and the selected methodologies used, for their continuing appropriateness and accuracy, and making any changes or adjustments to the procedures and methodologies as appropriate.
In the event that current market valuations are not readily available or are deemed unreliable, the Trust's procedures require the Adviser to determine a security's fair value. In determining a fair value, the Adviser may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Index Provider). In these cases, a Select Sector SPDR Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. The fair value of a portfolio instrument is generally the price which a Select Sector SPDR Fund might reasonably expect to receive upon its current sale in an orderly market between market participants. Ascertaining fair value requires a determination of the amount that an arm's-length buyer, under the circumstances, would currently pay for the portfolio instrument. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Select Sector SPDR Fund's net asset value and the prices used by the Select Sector SPDR Index. This may result in a difference between a Select Sector SPDR Fund's performance and the performance of the Select Sector SPDR Index.
Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”
GENERAL POLICIES
Dividends from net investment income, if any, are declared and paid quarterly for each Select Sector SPDR Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Select Sector SPDR Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust intends to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of each Fund, net of expenses of such Fund, as if such Fund owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital for tax purposes for shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Select Sector SPDR Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.
DIVIDEND REINVESTMENT
Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.
Taxes
The following is a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that supplements the discussions in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
The following information should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL TAX INFORMATION.”
TAXATION OF THE FUNDS
Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one series of the Trust do not offset gains in any other series of the Trust and the requirements (other than certain organizational requirements) for qualifying for treatment as a RIC are determined at the Fund level rather than at the Trust level. Each Fund has elected or will elect and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of a Fund's taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the applicable corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.
As discussed more fully below, each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year.
If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Fund Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If a Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the preceding paragraph.
Given the concentration of certain of the Indexes in a relatively small number of securities, it may not be possible for certain Funds to fully implement sampling methodologies while satisfying the Diversification Requirement. A Fund's efforts to satisfy the Diversification Requirement may affect the Fund's execution of its investment strategy and may cause the Fund's return to deviate from that of the applicable Index, and the Fund's efforts to track the applicable Index may cause it inadvertently to fail to satisfy the Diversification Requirement.
A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year's distribution. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC's net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Funds may not carry forward any losses other than net capital losses.

TAXATION OF SHAREHOLDERS—DISTRIBUTIONS
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). Each Fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction, the portion of dividends which may qualify for treatment as qualified dividend income, and the portion of dividends which represent a return of capital.
Subject to certain limitations, dividends reported by a Fund as qualified dividend income will be taxable to noncorporate shareholders at reduced rates. Dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the stock becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. The holding period requirements described in this paragraph apply to shareholders' investments in the Funds and to the Funds' investments in underlying dividend-paying stocks. Dividends treated as received by a Fund from a REIT or another RIC may be treated as qualified dividend income generally only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that any dividends received by a Fund from a REIT and distributed by that Fund to a shareholder generally will be taxable to the shareholder as ordinary income. Additionally, income derived in connection with a Fund's securities lending activities will, in general, not be treated as qualified dividend income. If 95% or more of a Fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that Fund may report all distributions of such income as qualified dividend income.
Certain dividends received by a Fund from U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) when distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Internal Revenue Code. Dividends received by a Fund from REITs will not be eligible for that deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund Shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund Shares, they may be denied a portion of the dividends-received deduction with respect to those Fund Shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its Fund Shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the Fund Shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Distributions from a Fund's net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from a Fund's net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates. Certain capital gain dividends attributable to dividends a Fund receives from REITs may be taxable to noncorporate shareholders at a rate other than the reduced rates generally applicable to long-term capital gains.
Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

If a Fund's distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when the Fund Shares on which the distribution was received are sold. After a shareholder's basis in the Fund Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder's Fund Shares.
Under Section 163(j) of the Code, a taxpayer's business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund's “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a Fund's shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of Fund Shares and must not have hedged its position in Fund Shares in certain ways.
Distributions that are reinvested in additional Fund Shares through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Fund Shares) are generally taken into account in computing a shareholder's net investment income.
Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.
TAXATION OF SHAREHOLDERS – SALE OF FUND SHARES
In general, a sale of Fund Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Fund Shares were held. A sale of Fund Shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates.
Gain or loss on the sale of Fund Shares is measured by the difference between the amount received and the adjusted tax basis of the Fund Shares. Shareholders should keep records of investments made (including Fund Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares.
A loss realized on a sale of Fund Shares may be disallowed if substantially identical Fund Shares are acquired (whether through the reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Fund Shares are disposed of. In such a case, the basis of the Fund Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of Fund Shares held for six (6) months or less is treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).
COST BASIS REPORTING
The cost basis of Fund Shares acquired by purchase will generally be based on the amount paid for the Fund Shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Fund Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Fund Shares. Contact the broker through whom you purchased your Fund Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

TAXATION OF FUND INVESTMENTS
Dividends and interest received by a Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. No Fund expects to satisfy the requirements for passing through to its shareholders any share of any foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own returns.
Certain of the Funds' investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by a Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions to its shareholders in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make appropriate tax elections, and intend to make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve the Funds' qualification for treatment as RICs.
Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.
A non-corporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer's “qualified REIT dividends.” If a Fund receives a dividend (other than a capital gain dividend) in respect of any share of U.S. REIT stock, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund's income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for a Fund's dividends to be eligible for this deduction when received by a non-corporate shareholder, the Fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the Fund received the eligible dividends, and the non-corporate shareholder must meet certain holding period requirements with respect to the Shares.
TAX-EXEMPT SHAREHOLDERS
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund where, for example, (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) Fund Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
Certain tax-exempt educational institutions will be subject to an excise tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.

FOREIGN SHAREHOLDERS
Dividends, other than capital gains dividends, “short-term capital gain dividends” and “interest-related dividends” (described below), paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.
Dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund's “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund's “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is a Fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of a Fund's net short-term capital gain for the taxable year over its net long-term capital loss, if any. In the case of Fund Shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as an interest-related dividend or as a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Internal Revenue Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income treated as received by a Fund from REITs may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding taxes, and requiring non-U.S. investors to file nonresident U.S. income tax returns. Also, FIRPTA gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, Fund Shares may qualify as USRPIs, which could result in 15% withholding on certain distributions and gross redemption proceeds paid to certain non-U.S. investors.
BACKUP WITHHOLDING
A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
CREATION UNITS
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the Fund Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Fund Shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
A Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Fund Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.
If a Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.
Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.
CERTAIN POTENTIAL TAX REPORTING REQUIREMENTS
Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Fund Shares should consult their own tax advisors as to the tax consequences of investing in such Fund Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Capital Stock and Other Securities
Each Select Sector SPDR Fund issues Shares of beneficial interest, par value $0.01 per Share. The Board may designate additional Select Sector SPDR Funds.
Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Select Sector SPDR Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Select Sector SPDR Fund, and in the net distributable assets of such Select Sector SPDR Fund on liquidation.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Select Sector SPDR Funds vote together as a single class, except that if the matter being voted on affects only a particular Select Sector SPDR Fund, it will be voted on only by that Select Sector SPDR Fund, and if a matter affects a particular Select Sector SPDR Fund differently from other Select Sector SPDR Funds, that Select Sector SPDR Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Select Sector SPDR Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.
Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.
Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Advisors Funds Distributors, LLC, at One Congress Street, Boston, Massachusetts 02114.
Counsel and Independent Registered Public Accounting Firm
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.
Cohen & Company, Ltd., located at 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm of the Trust. Cohen & Company, Ltd. performs annual audits of the Funds' financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax and related services, as requested.
Financial Statements
The financial statements for the Funds' fiscal year ended September 30, 2025, along with the report of the Trust's independent registered public accounting firm, are included in the Funds' Form N-CSR filing, and are incorporated by reference into this Statement of Additional Information.

Appendix A
The Select Sector SPDR® Trust (the “Trust”)
PROXY VOTING POLICY AND PROCEDURES
The Board of Trustees of the Trust has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust's investment portfolios.
1.
Proxy Voting Policy
The policy of the Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trust to SSGA Funds Management, Inc., the Trust's investment adviser (the “Adviser”), subject to the Trustees' continuing oversight.
2.
Fiduciary Duty
The right to vote proxies with respect to portfolio securities held by the Trust is an asset of the Trust. The Adviser acts as a fiduciary of the Trust and must vote proxies in a manner consistent with the best interest of the Trust and its shareholders.
3.
Proxy Voting Procedures
A.
At least annually, the Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies (“Policy”). (See attached Schedule A) In addition, the Adviser shall notify the Trustees of material changes to its Policy promptly and no later than at the next regular meeting of the Board of Trustees after such amendment is implemented.
B.
At least annually, the Adviser shall present to the Board its policy for managing the conflicts of interests that may arise through the Adviser's proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by the Trust to the Trustees at the next regular meeting of the Board of Trustees after such override(s) occur.
C.
At least annually, the Adviser shall inform the Trustees that a record is available with respect to each proxy voted with respect to portfolio securities of the Trust during the year. Also see Section 5 below.
4.
Revocation of Authority to Vote
The delegation by the Trustees of the authority to vote proxies relating to portfolio securities of the Trust may be revoked by the Trustees, in whole or in part, at any time.
5.
Annual Filing of Proxy Voting Record
The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of the Trust to the Trust or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust's annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.
6.
Retention and Oversight of Proxy Advisory Firms
A.
In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm's staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to the Board regarding the results of this review.
B.
The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm's capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm's conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.
A-1

7.
Periodic Sampling
The Adviser will periodically sample proxy votes to review whether they complied with the Policy. The Adviser shall, at least annually, report to the Board regarding the frequency and results of the sampling performed.
8.
Disclosures
A.
The Trust shall include in its registration statement:
1.
A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and
2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the “SEC”) website.
B.
The Trust shall include in its annual and semi-annual reports to shareholders:
1.
A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Trust is available without charge, upon request, by calling the Trust's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and
2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.
9.
Review of Policy
The Trustees shall review this policy to determine its continued sufficiency as necessary from time to time.
Adopted:	May 1, 2006
Amended:	May 12, 2009
Amended:	November 9, 2010
Amended:	February 9, 2016
A-2

APPENDIX B
Adviser's Proxy Voting Policies and Procedures

March 2025
Global Proxy Voting and Engagement Policy
State Street Global Advisors is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an asset manager, State Street Global Advisors votes its clients' proxies where the client has delegated proxy voting authority to it, and State Street Global Advisors votes these proxies and engages with companies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.1
When engaging with and voting proxies with respect to the portfolio companies in which we invest our clients' assets, we do so on behalf of and in the best interests of the client accounts we manage and do not seek to change or influence control of any such portfolio companies. The State Street Global Advisors Global Proxy Voting and Engagement Policy (the “Policy”) contains certain policies that State Street Global Advisors will only apply in jurisdictions where permitted by local law and regulations. State Street Global Advisors will not apply any policies contained herein in any jurisdictions where State Street Global Advisors believes that implementing or following such policies would be deemed to constitute seeking to change or influence control of a portfolio company.
Introduction
At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. Our primary fiduciary obligation to our clients is to maximize the long-term value of their investments. State Street Global Advisors focuses on risks and opportunities that may impact long-term value creation for our clients. We rely on the elected representatives of the companies in which we invest — the board of directors — to oversee these firms' strategies. We expect effective independent board oversight of the material risks and opportunities to a firm's business and operations. We believe that appropriate consideration of these risks and opportunities is an essential component of a firm's long-term business strategy, and expect boards to actively oversee the management of this strategy.
Our Asset Stewardship Program
State Street Global Advisors' Asset Stewardship Team is responsible for developing and implementing this Policy, the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of corporate governance issues and proxy voting items. The Asset Stewardship Team's activities are overseen by our internal governance body, State Street Global Advisors' Global Fiduciary and Conduct Committee (“GFCC”). The GFCC is responsible for reviewing State Street Global Advisors' stewardship strategy, engagement priorities, the Policy, and for monitoring the delivery of voting objectives.
In order to facilitate the execution of our proxy votes, we retain Institutional Shareholder Services Inc. (“ISS”). We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Policy, and (3) provide research and analysis relating to general corporate governance issues and specific proxy items. State Street Global Advisors does not follow the voting recommendations of any policy offered by ISS or any other proxy voting policy provider in implementing the Policy.
All voting decisions and engagement activities for which State Street Global Advisors has been given voting discretion are undertaken in accordance with this Policy, ensuring that the interests of our clients remain the sole consideration when discharging our stewardship responsibilities. Exceptions to this policy include the use of an independent third party to vote on State Street Corporation (“State Street”) stock and the stock of other State Street affiliated entities, to mitigate a

1
This Policy is applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other investment advisory affiliates of State Street Corporation.

conflict of interest of voting on our parent company or affiliated entities, and other situations where we believe we may be conflicted from voting (for example, stock of a public company for which a State Street director also serves as a director, or due to an outside business interest). In such cases, delegated third parties exercise vote decisions based on their independent voting policy.
We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we may refrain from voting at meetings in cases where:
•Power of attorney documentation is required.
•Voting would have a material impact on our ability to trade the security.
•Voting is not permissible due to sanctions affecting a company or individual.
•Issuer-specific special documentation is required or various market or issuer certifications are required.
•Certain market limitations would prohibit voting (e.g., partial/split voting prohibitions or residency restrictions).
•Unless a client directs otherwise in so-called “share blocking” markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).
Additionally, we are unable to vote proxies when certain custodians used by our clients do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement.
Voting authority attached to certain securities held by State Street Global Advisors pooled funds may be delegated to an independent third party as required by regulatory or other requirements. Under such arrangements, voting will be conducted by the independent third party pursuant to its proxy voting policy and not pursuant to this Policy.
The State Street Global Advisors Proxy Voting Choice Program
In addition to the option of delegating proxy voting authority to State Street Global Advisors pursuant to this Policy, clients may alternatively choose to participate in the State Street Global Advisors Proxy Voting Choice Program (the “Proxy Voting Choice Program”), which empowers clients to direct the proxy voting of shares held by the eligible fund or segregated account they own. Clients that participate in the Proxy Voting Choice Program have the option of selecting a third-party proxy voting guideline from the policies included in the Proxy Voting Choice Program to apply to the vote of the client's pro rata share of the securities held by the eligible fund or segregated account they own. This Policy does not apply to shares voted under the Proxy Voting Choice Program.
Securities Not Voted Pursuant to the Policy
Where clients have asked State Street Global Advisors to vote the client's shares on their behalf, including where a pooled fund fiduciary has delegated the responsibility to vote the fund's securities to State Street Global Advisors, State Street Global Advisors votes those securities in a unified manner, consistent with the principles described in this Policy. Exceptions to this unified voting policy are: (1) where State Street Global Advisors has made its Proxy Voting Choice Program available to its separately managed account clients and investors within a fund managed by State Street Global Advisors, in which case a pro rata portion of shares held by the fund or segregated account attributable to clients who choose to participate in the Proxy Voting Choice Program will be voted consistent with the third-party proxy voting guidelines selected by the clients, (2) where a pooled investment vehicle managed by State Street Global Advisors utilizes a third party proxy voting guideline as set forth in that fund's organizational and/or offering documents, and (3) where voting authority with respect to certain securities held by State Street Global Advisors pooled funds may be delegated to an independent third party as required by regulatory or other requirements. With respect to such funds and separately managed accounts utilizing third-party proxy voting guidelines, the terms of the applicable third-party proxy voting guidelines shall apply in place of the Policy described herein and the proxy votes implemented with respect to such a fund or account may differ from and be contrary to the votes implemented for other portfolios managed by State Street Global Advisors pursuant to this Policy.
Regional Nuances
When voting and engaging with companies, we may consider market-specific nuances that may be relevant to that company. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes, and to publicly disclose their level of compliance with the applicable provisions and requirements. Except where specified, this Policy applies globally.

Our Proxy Voting and Engagement Principles
State Street Global Advisors' proxy voting and engagement program focuses on three broad principles:
1.
Effective Board Oversight: We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors undertake activities that include setting strategy and providing guidance on strategic matters, selecting the CEO and other senior executives, overseeing executive management, creating a succession plan for the board and management, and providing effective oversight of material risks and opportunities relevant to their business. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. We believe a sufficiently independent board is key to effectively monitoring management, maintaining appropriate governance practices, and performing oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and experience to manage risks and operating structures that are often complex and industry-specific.
2.
Disclosure: It is important for shareholders to receive timely and accurate reporting of a company's financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should also provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their economic interests have been safeguarded by the board and provides insights into the quality of the board's oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.
3.
Shareholder Protection: State Street Global Advisors believes it is in the best interest of shareholders for companies to have appropriate shareholder rights and accountability mechanisms in place. As a starting place for voting rights, it is necessary for ownership rights to reflect one vote for one share to ensure that economic interests and proxy voting power are aligned. This share structure best supports the shareholders' right to exercise their proxy vote on matters that are important to the protection of their investment, such as share issuances and other dilutive events, authorization of strategic transactions, approval of a shareholder rights plan, and changes to the corporate bylaws or charter, among others. In terms of accountability to shareholders and appropriate checks and balances, we believe there should be annual elections of the full board of directors.
Application of Principles
These three principles of effective board oversight, disclosure and shareholder protection apply across all of State Street Global Advisors' proxy voting decisions. When voting at portfolio companies in different markets, State Street Global Advisors may apply the principles in ways that are specific to a given market based on factors such as availability of data, resources, disclosure practices, and size of holdings in our clients' accounts.
Shareholder Proposals
When voting our clients' proxies, we may be presented with shareholder proposals at portfolio companies that must be evaluated on a case-by-case basis and in accordance with the principles set forth above. For proposals related to commonly requested disclosure topics, we have developed the criteria found in Appendix A to assess the effectiveness of disclosure on such topics in connection with these types of proposals.
Engagement
We conduct engagements with individual issuers to communicate the principles set forth in this Policy and to learn more about companies' strategy, board oversight and disclosure practices. We do not seek to change or influence control of any portfolio company through these engagements. In addition, we encourage issuers to increase the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non- executive directors is critical to helping companies understand shareholder concerns.

Section I. Effective Board Oversight
Director Independence
We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. We have developed criteria for determining director independence, which vary by region and/or local jurisdiction. These criteria generally follow relevant listing standards, local regulatory requirements and/or local market practice standards. Such criteria may include:
•Participation in related-party transactions or other material business relations with the company
•Employment history with the company
•Status as founder or member of the founding family
•Government representative
•Excessive tenure and preponderance of long-tenured directors
•Relations with significant shareholders
•Close family ties with any of the company's advisers, directors or senior employees
•Cross-directorships
•Receipt of non-board related compensation from the issuer, its auditors or advisors
•Company's own classification of a director as non-independent
In some cases, State Street Global Advisors' criteria may be more rigorous than applicable local or listing requirements.
Majority Independent Board
We believe a sufficiently independent board is key to effectively monitoring management, maintaining appropriate governance practices, and performing oversight functions necessary to protect shareholder interests.
Separation of Chair/CEO
Our primary focus is to ensure there is strong independent leadership of the board, in accordance with the principles discussed above. We generally believe the board is best placed to choose the governance structure that is most appropriate for that company.
Board Committees
We believe that board committees are crucial to robust corporate governance and should be composed of a sufficient number of independent directors. We use the same criteria for determining committee independence as we do for determining director independence, which varies by region and/or local jurisdiction. Although we recognize that board structures may vary by jurisdiction, where a board has established an audit committee and/or compensation/remuneration committee, we generally expect the committee to be primarily, and in some cases, fully independent.
Refreshment and Tenure
We believe that average board tenure should generally align with the length of the business cycle of the respective industry in which a company operates. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, classified board structures and the business cycle for the industry in which a company operates.
Director Time Commitments
We believe a company's nominating committee is best placed to determine appropriate time commitments for the company's directors. We consider if a company publicly discloses its director time commitment policy (e.g., within corporate governance guidelines, proxy statement, annual report, company website, etc.) and if this policy or associated disclosure outlines the factors that the nominating committee considers to assess director time commitments during the annual policy review process.

Board Composition
We believe effective board oversight of a company's long-term business strategy necessitates a diversity of backgrounds, experiences, and perspectives, which may include a range of characteristics such as skills, gender, race, ethnicity, and age. By having a critical mass of diverse perspectives, boards could experience the benefits that may lead to innovative ideas and foster more robust conversations about a company's strategy.
We recognize that many factors may influence board composition, including board size, geographic location, and local regulations, among others. Further, we believe that a robust nominating and governance process is essential to achieving a board composition that is designed to facilitate effective, independent oversight of a company's long-term strategy. We believe nominating committees are best placed to determine the most effective board composition and we encourage companies to ensure that there are sufficient levels of diverse experiences and perspectives represented in the boardroom.
Board Expertise
We believe board members should have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including sustainability-related issues.
Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. We believe nominating committees are best positioned to evaluate the skillset and expertise of both existing and prospective board members. However, we may take such considerations into account in certain circumstances.
Board Accountability
Oversight of Strategy and Risk
We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight of its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.
As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively manage and assess the risk of our clients' portfolios, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.
When evaluating a board's oversight of risks and opportunities, we assess the following factors, based on disclosures by, and engagements with, portfolio companies:
1.
Oversees Long-term Strategy
–Articulates the material risks and opportunities and how those risks and opportunities fit into the firm's long-term business strategy
–Regularly assesses the effectiveness of the company's long-term strategy, and management's execution of this strategy
2.
Demonstrates an Effective Oversight Process
–Describes which committee(s) have oversight over specific risks and opportunities, as well as which topics are overseen and/or discussed at the full-board level
–Includes risks and opportunities in board and/or committee agendas, and articulates how often specific topics are discussed at the committee and/or full- board level
–Utilizes KPIs or metrics to assess the effectiveness of risk management processes
–Engages with key stakeholders including employees and investors
3.
Ensures Effective Leadership
–Holds management accountable for progress on relevant metrics and targets

–Integrates necessary skills and perspectives into the board nominating and executive hiring processes, and provides training to directors and executives on topics material to the company's business or operations
–Conducts a periodic effectiveness review
4.
Ensures Disclosures of Material Information
–Ensures publication of relevant disclosures, including those regarding material topics
Compliance with Corporate Governance Principles
Our minimum expectation is that companies will comply with their respective market governance codes and/or stewardship principles. Issuers are encouraged to provide explanations of their level of compliance with their local market code and why their preferred governance structure (if not compliant with the code) serves shareholders' long-term interests.
We will review governance practices at companies in selected indexes for their adherence to market governance codes and/or stewardship principles.
Proxy Contests
We believe nominating committees that are comprised of independent directors are best placed to assess which individuals are adequately equipped with the skills and expertise to fulfill the duties of board members, and to act as effective fiduciaries.
While our default position is to support the committees' judgement, we consider the following factors when evaluating dissident nominees:
•Strategy presented by dissident nominees versus that of current management, as overseen by the incumbent board
•Effectiveness, quality, and experience of the management slate
•Material governance failures and the level of responsiveness to shareholder concerns and market signals by the incumbent board
•Quality of disclosure and engagement practices to support changes to shareholder rights, capital allocation and/or governance structure
•Company performance and, if applicable, the merit of a recovery plan
•Expertise of board members with respect to company industry and strategy
Board Oversight of Geopolitical Risk
As stewards of our clients' assets, we are aware of the financial risks associated with geopolitical risk, including risks arising from unexpected conflict between or among nations. We expect portfolio companies that may be impacted by geopolitical risk to:
•Manage and mitigate risks related to operating in impacted markets, which may include financial, sanctions-related, regulatory, and/or reputational risks, among others;
•Strengthen board oversight of these efforts; and
•Describe these efforts in public disclosures.
Compensation and Remuneration
We consider it the board's responsibility to determine the appropriate level of executive compensation. Despite the differences among the possible types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance.
For example, criteria we may consider include the following:
•Overall quantum relative to company performance
•Vesting periods and length of performance targets
•Mix of performance, time and options-based stock units

•Use of special grants and one-time awards
•Retesting and repricing features
•Disclosure and transparency
Board Meeting Attendance
We expect directors to attend at least 75 percent of board meetings in the last financial year or provide an appropriate explanation for why they were unable to meet this attendance threshold.
Section II. Disclosure
It is important for shareholders to receive timely and accurate reporting of a company's financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their financial interests have been protected by the board and provides insights into the board's oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.
Reporting
Financial Statements
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. We expect external auditors to provide assurance of a company's financial condition.
Sustainability-related Disclosures
We believe in the importance of effective risk management and governance of issues that are material to a company. This may include sustainability-related risks and opportunities where a company has identified such risks and opportunities as material to its business. Such disclosure allows shareholders to effectively assess companies' oversight, strategy, and business practices related to these sustainability issues identified as material.
We look to companies to provide disclosure on sustainability-related risks and opportunities relevant to their businesses in line with applicable local regulatory requirements and any voluntary standards and frameworks adopted by the company.
Climate-related Disclosures
We believe that managing climate-related risks and opportunities is a key element in maximizing long-term risk-adjusted returns for our clients. As a result, we have a longstanding commitment to enhancing investor-useful disclosure related to this topic.
For companies that have identified climate risk as material to their business, we expect the company to provide disclosure on climate-related risks and opportunities relevant to their businesses in line with applicable local regulatory requirements and any voluntary standards and frameworks adopted by the company.
•We encourage the disclosure of Scope 1 and Scope 2 emissions and related targets. However, State Street Global Advisors is not prescriptive in how a company sets its targets. We expect companies that have adopted net zero ambitions to disclose interim climate targets. In each case, if a company chooses not to disclose any climate targets, we expect the company to provide an explanation of how the company measures and monitors progress on managing climate-related risks and opportunities.
•We do not expect any company to set Scope 3 targets. We encourage companies to identify and disclose the most relevant categories of Scope 3 emissions. However, we recognize that Scope 3 emissions estimates have a high degree of uncertainty. Therefore, if a company determines that categories of Scope 3 emissions are impracticable to estimate, we encourage the company to explain the relevant limitations. We also encourage companies to explain any efforts to address Scope 3 emissions, such as engagement with suppliers, customers, or other stakeholders across the value chain, where relevant.
Say-on-Climate Proposals
While we generally believe in the importance of effective disclosure of climate-related risks a company has deemed material to its business, we do not endorse annual advisory climate votes. Where management chooses to include a Say-on-Climate vote, we assess the company's climate-related disclosure in accordance with the criteria listed in Appendix A.
Board and Workforce Demographics
We expect disclosure on the composition of both the board and workforce.

Section III. Shareholder Protection
Capital
Share Capital Structure
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder's ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.
Our approach to share capital structure matters may vary by local market and jurisdiction, due to regional nuances. Such proposals may include:
•Increase in Authorized Common Shares
•Increase in Authorized Preferred Shares
•Unequal Voting Rights
•Share Repurchase Programs
Dividend Payouts (Japan Only)
For Japanese issuers, we are generally supportive of dividend payouts that constitute 30 percent or more of net income; however we consider whether the payment may damage the company's long-term financial health.
Reorganization, Mergers and Acquisitions
The reorganization of the structure of a company or mergers often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
We expect proposals to be in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations.
We evaluate mergers and structural reorganizations on a case-by-case basis and expect transactions to maximize shareholder value. Some of the considerations include the following:
•Offer premium
•Strategic rationale
•Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest
•Offers made at a premium and where there are no other higher bidders
•Offers in which the secondary market price is substantially lower than the net asset value
We also consider the following:
•Offers with potentially damaging consequences for minority shareholders because of illiquid stock
•Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
•The current market price of the security exceeds the bid price at the time of voting
Related-Party Transactions
Some companies have a controlled ownership structure and complex cross- shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to disclose details of the transaction, such as the nature, the value and the purpose of such a transaction. We also believe independent directors should ratify such transactions. Further, we believe companies should describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.
Cross-Shareholdings (Japan Only)
“Cross-shareholdings” are a long-standing feature of the balance sheets of many Japanese companies, but, in our view, can be detrimental for corporate governance practices and ultimately shareholder returns.

Shareholder Rights
Proxy Access
In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We consider proposals relating to proxy access on a case-by-case basis and consider a balance between providing long-term shareholders accountability while preserving flexibility for management to design a process that is appropriate for the company's circumstances.
Vote Standards
•Annual Elections: We believe the establishment of annual elections of the board of directors is appropriate. We also consider the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.
•Majority Voting: We believe a majority vote standard based on votes cast for the election of directors is appropriate.
Shareholder Meetings
•Special Meetings and Written Consent: We believe the ability for shareholders to call special meetings, as well as act by written consent is appropriate. We believe an appropriate threshold for both calling a special meeting and acting by written consent can be 25% of outstanding shares or less.
•Notice Period to Convene a General Meeting: We expect companies to give as much notice as is practicable when calling a general meeting, generally at least 14 days.
•Virtual/Hybrid Shareholder Meetings: We believe the right to hold shareholder meetings in a virtual or hybrid format is appropriate with the following best practices:
–Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
–Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders
–Provide a written record of all questions posed during the meeting, and
–Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices
In evaluating these proposals we also consider the operating environment of the company, including local regulatory developments and specific market circumstances impacting virtual meeting practices.
Governance Documents & Miscellaneous Items
Article Amendments
We believe amendments to company bylaws that may negatively impact shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) should be put to a shareholder vote.
We believe a majority voting standard is generally appropriate.
We generally believe companies should have a fixed board size, or designate a range for the board size.
Anti-Takeover Issues
Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We generally believe shareholders should have the right to vote on reasonable offers. Our approach to anti-takeover issues may vary by local market and jurisdiction, due to regional nuances.
Accounting and Audit-Related Issues
Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance of a company's financial condition.

State Street Global Advisors believes that a company's external auditor is an essential feature of an effective and transparent system of external independent assurance. Shareholders should be given the opportunity to vote on their (re-)appointment at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures.
In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
We believe a company should be able to discharge its auditors in the absence of pending litigation, governmental investigation, charges or fraud or other indication of significant concern. Further, we believe that auditors should attend the annual meeting of shareholders.
Indemnification and Liability
Generally, we believe directors should be able to limit their liability and/or expand indemnification and liability protection if a director has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Section IV. Shareholder Proposals
We believe that company boards do right by investors and are responsible for overseeing strategy and company management. Towards that end, we generally do not support shareholder proposals that appear to impose changes to business strategy or operations, such as increasing or decreasing investment in certain products or businesses or phasing out a product or business line or if it is not a topic that the company has deemed to be material in their public disclosure documents.
When assessing shareholder proposals, we fundamentally consider whether the adoption of the resolution would promote long-term shareholder value in the context of our core governance principles:
1.
Effective board oversight
2.
Quality disclosure
3.
Shareholder protection
We will consider supporting a shareholder proposal if:
•the request is focused on enhanced disclosure of the company's governance and/or risk oversight
•the adoption of the request would protect our clients' interests as minority shareholders; or
•for common proposal topics for which we have developed assessment criteria, the extent to which the request satisfies the criteria found in Appendix A.
Section V. Engagement
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with portfolio companies. Our stewardship prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate risks in our client's portfolios. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. We do not seek to change or influence control of any portfolio company through engagement.
Equity Engagements
In general, there are three types of engagements that State Street Global Advisors may hold on behalf of equity holders:
1.
Engagements with Portfolio Companies in Connection with a Ballot Item or Other Topic In our Policy: Engagements held with portfolio companies to discuss a ballot item, event or other established topic found in our Policy. Such engagements generally, but not necessarily, occur during “proxy season.” They may be held at the request of State Street Global Advisors or the portfolio company.

2.
Off-Season Engagement at the Request of a Portfolio Company: From time- to-time, portfolio companies may seek to engage with State Street Global Advisors in the ‘off-season' to discuss a particular topic.
3.
Off-Season Proactive Engagement Campaigns: Each year, State Street Global Advisors will identify thematic engagement campaigns on important topics for which we are seeking more information to potentially inform our future voting positions.
Fixed Income Engagements
From time-to-time, certain corporate action election events, reclassifications or other changes to the investment terms of debt holdings may occur or an issuer may seek to engage with State Street Global Advisors to discuss matters pertaining to the debt instruments that State Street Global Advisors holds on behalf of its clients. In such instances, State Street Global Advisors may engage with the issuer to obtain further information about the matter for purposes of its investment decision making. Such engagements are the responsibility of the Fixed Income portfolio management team, but may be supported by State Street Global Advisors' Asset Stewardship Team. All election decisions are the responsibility of the relevant portfolio management team.
In addition, State Street Global Advisors may identify themes for engagement campaigns with issuers on topics that it believes may affect value of its clients' debt investments. State Street Global Advisors may proactively engage with portfolio companies and other issuers on these topics to help inform our views on the subject.
Where such themes align with those relating to equities, such engagements may be carried out jointly on behalf of both equity and fixed income holdings where there is mutual benefit for both asset classes. Such engagements are led by the State Street Global Advisors Asset Stewardship Team, but may also be attended by the relevant portfolio management teams.
Engaging with Other Investors Soliciting State Street Global Advisors' Votes in Connection with Contested Shareholder Meetings, Vote-No Campaigns, or Shareholder Proposals
While it may be helpful to speak to other investors that are running proxy contests, putting forth vote-no campaigns, or proposing shareholder proposals at investee companies, we limit such discussions to investors who have filed necessary documentation with regulators and engage in these discussions at our own discretion.
Our primary purpose of engaging with investors is:
1.
To gain a better understanding of their position or concerns at investee companies.
2.
In proxy contest situations:
–To assess possible director candidates where investors are seeking board representation in proxy contest situations
–To understand the investor's proposed strategy for the company and investment time horizon to assess their alignment with State Street Global Advisors' views and interests as a long-term shareholder
Any information about our vote decisions are available in this document and on our website. All requests for engagement should be sent to GovernanceTeam@ssga.com.
Section VI. Other Matters
Securities on Loan
As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Global Advisors' securities lending program (the “Funds”). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds' long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, or bankruptcy and liquidation). Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.

State Street Global Advisors monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds' long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. When we do not receive timely notice, we may be unable to recall the shares on or before the record date.
Reporting
We provide transparency for our stewardship activities through our regular client reports and relevant information reported online. We publish an annual stewardship report that provides details of our stewardship approach, engagement and voting policies, and activities during the year. The annual stewardship report is complemented by quarterly stewardship activity reports as well as the publication of thought leadership on governance and sustainability on our website. Our voting record information is available on Vote View, an interactive platform that provides relevant company details, proposal types, resolution descriptions, and records of our votes cast.
Appendix A: Assessment Criteria for Common Disclosure Topics
As outlined above, the pillars of our Asset Stewardship Program rest on effective board oversight, quality disclosure and shareholder protection. We are frequently asked to evaluate proposals on various topics, including requests for enhanced disclosure.
Where a company receives a proposal on a topic that the company has determined is material to its business, we will assess the proposal in accordance with the below criteria that we believe represent quality disclosure on commonly requested disclosure topics. In each case, in assessing the proposal against the applicable criteria, we may review the company's relevant disclosures against industry and market practice (e.g., peer disclosure, relevant frameworks, relevant industry guidance).
Climate Disclosure Criteria
For companies that have identified climate-related risks or opportunities as material to their business, we expect the company to provide disclosure on climate-related risks and opportunities relevant to their businesses in line with applicable local regulatory requirements and any voluntary standards and frameworks adopted by the company, as described in the section related to Climate-Related Disclosures above.
Additionally, where a company is among the highest emitters, we consider whether the company discloses:
•Scenario-planning on relevant risk assessment and strategic planning processes;
•The company's plans to achieve stated climate-related targets, if any, including information on timelines and expected emissions reductions; and
•Incorporation of relevant climate considerations in financial planning and/or capital allocation decisions.
Climate Transition Plan Disclosure Criteria for Companies that have Adopted a Climate Transition Plan
We do not expect or require companies to adopt net zero ambitions or join relevant industry initiatives. For companies that have adopted a net zero ambition and/or climate transition plan and that receive a related proposal, we assess the proposal against the disclosure criteria set out below. Given that climate related risks present differently across industries, our assessment of the below criteria may vary to account for best practices in specific industries.
General Climate-related Disclosures
•Description of approach to identifying and assessing climate-related risks and opportunities
•Disclosure of resilience of the company's strategy taking into consideration a range of climate-related scenarios
•Disclosure of Scope 1, Scope 2, and relevant categories of Scope 3 emissions and any assurance
Ambition
•Disclosure of long-term climate ambitions
Targets
•Disclosure of short- and/or medium-term interim climate targets

•Disclosure of alignment of climate targets with relevant jurisdictional commitments, specific temperature pathways, and/or sectoral decarbonization approaches
Decarbonization Strategy
•Disclosure of plans and actions to support stated climate targets and ambitions
•Disclosure of emissions management efforts within the company's operations and, as applicable, across the value chain
•Disclosure of carbon offsets utilization, if any
•Disclosure of the role of climate solutions (e.g., carbon capture and storage)
•Disclosure of potential social risks and opportunities related to climate transition plan, if any
Capital Allocation
•Disclosure integration of relevant climate considerations in financial planning
•Disclosure of total actual and planned capital deployed toward climate transition plan
•Disclosure of approach to assessing and prioritizing investments toward climate transition plan (e.g. marginal abatement cost curves, internal carbon pricing, if any)
Climate Policy Engagement
•Disclosure of position on climate-related topics relevant to the company's decarbonization strategy
•Disclosure of assessment of stated positions on relevant climate-related topics versus those of associations and other relevant policy-influencing entities, such as trade associations, industry bodies, or coalitions, to which the company belongs, and any efforts taken as a result of this review to address potential misalignment.
Climate Governance
•Disclosure of the board's role in overseeing climate transition plan
•Disclosure of management's role in overseeing climate transition plan
Physical Risk
•Disclosure of assessment of climate-related physical risks
•Disclosure of approach to managing identified climate-related physical risks
Stakeholder Engagement
•Disclosure of engagement with relevant internal stakeholders related to climate transition plan (e.g., workforce training, cross-functional collaboration)
•Disclosure of engagement with relevant external stakeholders related to climate transition plan (e.g., industry collaboration, customer engagement)
Methane Disclosure Criteria
Where a company has determined that methane emissions-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Disclosure of methane emissions detection and monitoring efforts
•An explanation of efforts to enhance measurement, reporting, and verification
•A description of the company's strategy to manage methane emissions
•Disclosure of any methane-related metrics and targets utilized

Nature-Related Disclosures: Biodiversity, Deforestation and other Land-Use, Water Management, Pollution and Waste
Where a company has determined that one or more nature-related risks and opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Governance: Board oversight of the material nature-related risks and opportunities
•Risk Management: Approach to identifying, assessing, monitoring, and mitigating the material nature-related risks and opportunities
•Strategy: Consideration of material nature-related risks and opportunities in business strategy, resiliency, and planning
•Metrics and Targets (when relevant): Metrics used to assess, monitor, and manage nature-related risks and opportunities
Human Capital Management Disclosure Criteria
Where a company has determined that human capital management-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Board Oversight: Methods outlining how the board oversees human capital- related risks and opportunities;
•Strategy: Approaches to human capital management and how these advance the long-term business strategy;
•Compensation: Strategies throughout the organization that aim to attract and retain employees, and incentivize contribution to an effective human capital strategy;
•Voice: Channels to ensure the concerns and ideas from workers are solicited and acted upon, and how the workforce is engaged and empowered in the organization; and
•Workforce Demographics: Role of the board in overseeing workforce demographics efforts
Diversity Equity and Inclusion Disclosure Criteria
Where a company has determined that diversity, equity and inclusion-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Board Oversight: Describe how the board executes its oversight role in risks and opportunities related to diversity, equity and inclusion
•Strategy: Articulate the role that diversity, equity, and inclusion plays in the company's broader human capital management practices and long-term strategy, as well as how the company intends to implement that strategy
•Metrics: Provide disclosure on the company's global employee base and board demographics, where permitted
•Board Composition: Articulate the role of diversity of skills, backgrounds, experiences, and perspectives in the board's nominating process
Pay Equity Disclosure Criteria (United States and United Kingdom Only)
Where a company has determined that pay equity-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Disclosure of adjusted pay gaps related to race and gender within the company (disclosure of the unadjusted pay gap is also encouraged, but not expected outside of the United Kingdom market at this time);
•Disclosure of strategy to achieve and maintain pay equity; and
•Disclosure of the role of the board in overseeing pay strategies as well as diversity-related efforts

Civil Rights Disclosure Criteria (United States Only)
Where a company has determined that civil rights-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Disclosure of risk related to civil rights, including risks associated with products, practices, and services;
•Disclosure of plans to manage and mitigate these risks; and
•Disclosure of processes at the board for overseeing such risks (e.g., committee responsible, frequency of discussions, etc.).
Human Rights Disclosure Criteria
Where a company has determined that human rights-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Human rights-related risks the company considers more relevant;
•Plans to manage and mitigate these risks;
•Board oversight of these risks; and
•Assessment of the effectiveness of the human rights risk management program.
Political Contributions Disclosure Criteria (United States Only)
For all companies that receive a shareholder proposal related to political contributions, we will assess the proposal in accordance with the following disclosure criteria:
•Disclosure of all contributions, no matter the dollar value, made by the company, its subsidiaries, and/ or affiliated Political Action Committees (PACs) to individual candidates, PACs, and other political organizations at the state and federal levels in the US; and
•Disclosure of the role of the board in oversight of political contributions.
Lobbying Disclosure Criteria (United States Only)
For all companies that receive a shareholder proposal related to lobbying disclosure, we will assess the proposal in accordance with the following disclosure criteria:
•Disclosure of membership in United States trade associations (to which payments are above $50,000 per year) and
•Disclosure of the role of the board in overseeing lobbying activities.
Trade Association Alignment Disclosure Criteria
For all companies that receive a shareholder proposal related to trade association alignment, we will assess the proposal in accordance with the following disclosure criteria:
•Disclosure of the board's role in overseeing the company's participation in the political process, including membership in trade associations or other policy- influencing entities; and
•Whether the company regularly performs a gap analysis of its stated positions on relevant issues versus those of the trade associations or other policy-influencing organizations of which it is a member, and
•Whether the company disclosed a list of its trade association memberships
Note: We believe that management is best suited to take positions on the matters related to their company and therefore we do not recommend any specific position. Our support of these types of shareholder proposals, if any, solely reflect our support for enhanced disclosure on assessing alignment between stated company positions and the positions of associations and other relevant policy-influencing entities to which the company belongs in line with market expectations and effective risk management.

About State Street Investment Management
For over four decades, State Street Investment Management has served the world's governments, institutions, and financial advisors. With a rigorous, risk-aware approach built on research, analysis, and market-tested experience, and as pioneers in index and ETF investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager* with US $5.12 trillion† under our care.
*
Pensions & Investments Research Center, as of December 31, 2023.
†
This figure is presented as of December 31, 2024 and includes ETF AUM of $1,577.74 billion USD of which approximately $82.19 billion USD in gold assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Investment Management are affiliated. Please note all AUM is unaudited.
statestreet.com/im
© 2025 State Street Corporation.
All Rights Reserved.
ID2658960
Exp. Date: 03/31/2026

APPENDIX C — ISS PROXY VOTING POLICY AND GUIDELINES

ISS

UNITED STATES

Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2023
Published December 13, 2022

WWW.ISSGOVERNANCE.COM C-1

W W W . I S S G O V E R N A N C E . C O M	C-2	2 of 81

W W W . I S S G O V E R N A N C E . C O M	C-3	3 of 81

W W W . I S S G O V E R N A N C E . C O M	C-4	4 of 81

W W W . I S S G O V E R N A N C E . C O M	C-5	5 of 81

W W W . I S S G O V E R N A N C E . C O M	C-6	6 of 81

W W W . I S S G O V E R N A N C E . C O M	C-7	7 of 81

W W W . I S S G O V E R N A N C E . C O M	C-8	8 of 81

Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

◾

U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

◾

Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

◾

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

◾	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the

“assigned” primary market coverage.

W W W . I S S G O V E R N A N C E . C O M	C-9	9 of 81

1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

◾	Independent directors comprise 50 percent or less of the board;
◾	The non-independent director serves on the audit, compensation, or nominating committee;
◾	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
◾	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

W W W . I S S G O V E R N A N C E . C O M	C-10	10 of 81

ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder
2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company
2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]
2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.
2.7.	Former officer[1] of an acquired company within the past five years.[4]
2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
2.17.	Founder[11] of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

W W W . I S S G O V E R N A N C E . C O M	C-11	11 of 81

Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

W W W . I S S G O V E R N A N C E . C O M	C-12	12 of 81

12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

◾	Medical issues/illness;
◾	Family emergencies; and
◾	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

◾	Sit on more than five public company boards; or
◾	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

W W W . I S S G O V E R N A N C E . C O M	C-13	13 of 81

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

◾

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

◾	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
◾	Rationale provided in the proxy statement for the level of implementation;
◾	The subject matter of the proposal;
◾	The level of support for and opposition to the resolution in past meetings;
◾	Actions taken by the board in response to the majority vote and its engagement with shareholders;
◾	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
◾	Other factors as appropriate.
◾	The board failed to act on takeover offers where the majority of shares are tendered;
◾

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

◾	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
◾	The company’s response, including:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
◾	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

◾	The company has a poison pill with a deadhand or slowhand feature[6];

6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

W W W . I S S G O V E R N A N C E . C O M	C-14	14 of 81

◾	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
◾	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

◾	The disclosed rationale for the adoption;
◾	The trigger;
◾	The company’s market capitalization (including absolute level and sudden changes);
◾	A commitment to put any renewal to a shareholder vote; and
◾	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

◾	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;
◾	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
◾	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
◾	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

◾	Supermajority vote requirements to amend the bylaws or charter;
◾	A classified board structure; or
◾	Other egregious provisions.

7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

W W W . I S S G O V E R N A N C E . C O M	C-15	15 of 81

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

◾	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
◾	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
◾	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
◾	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
◾	The company’s ownership structure;
◾	The company’s existing governance provisions;
◾	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
◾	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

◾	Classified the board;
◾	Adopted supermajority vote requirements to amend the bylaws or charter;
◾	Eliminated shareholders’ ability to amend bylaws;
◾	Adopted a fee-shifting provision; or
◾	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

◾

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group

(Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

◾	A classified board structure;

W W W . I S S G O V E R N A N C E . C O M	C-16	16 of 81

◾	A supermajority vote requirement;
◾	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
◾	The inability of shareholders to call special meetings;
◾	The inability of shareholders to act by written consent;
◾	A multi-class capital structure; and/or
◾	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

◾	The non-audit fees paid to the auditor are excessive;
◾	The company receives an adverse opinion on the company’s financial statements from its auditor; or
◾

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

◾

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices; or
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

◾	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
◾	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

W W W . I S S G O V E R N A N C E . C O M	C-17	17 of 81

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

◾	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
◾	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
◾	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
◾	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
◾	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

◾	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
◾	Board governance measures;
◾	Corporate strategy;
◾	Risk management analyses; and
◾	Metrics and targets.
◾	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

◾	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;
◾	Failure to replace management as appropriate; or

10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

W W W . I S S G O V E R N A N C E . C O M	C-18	18 of 81

◾

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

◾	Long-term financial performance of the company relative to its industry;
◾	Management’s track record;
◾	Background to the contested election;
◾	Nominee qualifications and any compensatory arrangements;
◾	Strategic plan of dissident slate and quality of the critique against management;
◾	Likelihood that the proposed goals and objectives can be achieved (both slates); and
◾	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

W W W . I S S G O V E R N A N C E . C O M	C-19	19 of 81

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

◾	The rationale provided for adoption of the term/tenure limit;
◾	The robustness of the company’s board evaluation process;
◾	Whether the limit is of sufficient length to allow for a broad range of director tenures;
◾	Whether the limit would disadvantage independent directors compared to non-independent directors; and
◾	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

◾	The scope of the shareholder proposal; and
◾	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

◾	The reasonableness/scope of the request; and
◾	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

W W W . I S S G O V E R N A N C E . C O M	C-20	20 of 81

◾	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and
◾

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.
◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
◾	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
◾

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

◾	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

◾	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

12 A proxy access right that meets the recommended guidelines.

13 Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

W W W . I S S G O V E R N A N C E . C O M	C-21	21 of 81

◾	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
◾	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
◾	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

◾	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
◾	Level of disclosure regarding the issue for which board oversight is sought;
◾	Company performance related to the issue for which board oversight is sought;
◾	Board committee structure compared to that of other companies in its industry sector; and
◾	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

◾	The scope and rationale of the proposal;
◾	The company’s current board leadership structure;
◾	The company’s governance structure and practices;
◾	Company performance; and
◾	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

◾	A majority non-independent board and/or the presence of non-independent directors on key board committees;
◾	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
◾	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
◾	Evidence that the board has failed to oversee and address material risks facing the company;
◾	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

W W W . I S S G O V E R N A N C E . C O M	C-22	22 of 81

◾	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

◾	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
◾	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
◾	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
◾	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

W W W . I S S G O V E R N A N C E . C O M	C-23	23 of 81

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

◾	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
◾	Effectively disclosed information with respect to this structure to its shareholders;
◾	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and
◾

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

W W W . I S S G O V E R N A N C E . C O M	C-24	24 of 81

2. Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

◾	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;
◾	The motivation and rationale for establishing the agreements;
◾	The quality of the company’s disclosure; and
◾	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

◾	An auditor has a financial interest in or association with the company, and is therefore not independent;
◾	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
◾	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
◾	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

◾	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

W W W . I S S G O V E R N A N C E . C O M	C-25	25 of 81

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

◾	The tenure of the audit firm;
◾	The length of rotation specified in the proposal;
◾	Any significant audit-related issues at the company;
◾	The number of Audit Committee meetings held each year;
◾	The number of financial experts serving on the committee; and
◾	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

W W W . I S S G O V E R N A N C E . C O M	C-26	26 of 81

3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

◾	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);
◾	The company’s ownership structure and historical voting turnout;
◾	Whether the board could amend bylaws adopted by shareholders; and
◾	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

W W W . I S S G O V E R N A N C E . C O M	C-27	27 of 81

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

W W W . I S S G O V E R N A N C E . C O M	C-28	28 of 81

General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

◾	The company’s stated rationale for adopting such a provision;
◾	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
◾	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
◾

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

W W W . I S S G O V E R N A N C E . C O M	C-29	29 of 81

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

◾

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
◾

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

◾	Shareholders have approved the adoption of the plan; or
◾

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

◾	No lower than a 20 percent trigger, flip-in or flip-over;
◾	A term of no more than three years;
◾	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
◾

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

W W W . I S S G O V E R N A N C E . C O M	C-30	30 of 81

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

◾	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
◾

The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

◾	The scope and structure of the proposal;
◾

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

◾	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
◾	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
◾	Any recent controversies or concerns related to the company’s proxy voting mechanics;
◾	Any unintended consequences resulting from implementation of the proposal; and
◾	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

W W W . I S S G O V E R N A N C E . C O M	C-31	31 of 81

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

◾	The election of fewer than 50 percent of the directors to be elected is contested in the election;
◾	One or more of the dissident’s candidates is elected;
◾	Shareholders are not permitted to cumulate their votes for directors; and
◾	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

◾	Reasons for reincorporation;
◾	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
◾	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

◾	Shareholders’ current right to act by written consent;
◾	The consent threshold;
◾	The inclusion of exclusionary or prohibitive language;

W W W . I S S G O V E R N A N C E . C O M	C-32	32 of 81

◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

◾	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;
◾	A majority vote standard in uncontested director elections;
◾	No non-shareholder-approved pill; and
◾	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

◾	Shareholders’ current right to call special meetings;
◾	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
◾	The inclusion of exclusionary or prohibitive language;
◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

◾	Ownership structure;
◾	Quorum requirements; and
◾	Vote requirements.

14 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

W W W . I S S G O V E R N A N C E . C O M	C-33	33 of 81

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

◾	Scope and rationale of the proposal; and
◾	Concerns identified with the company’s prior meeting practices.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

W W W . I S S G O V E R N A N C E . C O M	C-34	34 of 81

4. Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

W W W . I S S G O V E R N A N C E . C O M	C-35	35 of 81

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

◾	The company discloses a compelling rationale for the dual-class capital structure, such as:
◾	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
◾	The new class of shares will be transitory;
◾	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
◾	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

◾	The size of the company;
◾	The shareholder base; and
◾	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

W W W . I S S G O V E R N A N C E . C O M	C-36	36 of 81

◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
◾	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]
◾

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

◾

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

◾	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

W W W . I S S G O V E R N A N C E . C O M	C-37	37 of 81

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

◾	More simplified capital structure;
◾	Enhanced liquidity;
◾	Fairness of conversion terms;
◾	Impact on voting power and dividends;
◾	Reasons for the reclassification;
◾	Conflicts of interest; and
◾	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

◾	The number of authorized shares will be proportionately reduced; or
◾	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

◾	Stock exchange notification to the company of a potential delisting;
◾	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
◾	The company’s rationale; or
◾	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

W W W . I S S G O V E R N A N C E . C O M	C-38	38 of 81

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

◾	Greenmail;
◾	The use of buybacks to inappropriately manipulate incentive compensation metrics;
◾	Threats to the company’s long-term viability; or
◾	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

◾	Adverse governance changes;
◾	Excessive increases in authorized capital stock;
◾	Unfair method of distribution;
◾	Diminution of voting rights;
◾	Adverse conversion features;
◾	Negative impact on stock option plans; and
◾	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

W W W . I S S G O V E R N A N C E . C O M	C-39	39 of 81

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

◾	Purchase price;
◾	Fairness opinion;
◾	Financial and strategic benefits;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives for the business;
◾	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

◾	Impact on the balance sheet/working capital;
◾	Potential elimination of diseconomies;
◾	Anticipated financial and operating benefits;
◾	Anticipated use of funds;
◾	Value received for the asset;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

◾	Dilution to existing shareholders’ positions;
◾	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

W W W . I S S G O V E R N A N C E . C O M	C-40	40 of 81

◾	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
◾	Management’s efforts to pursue other alternatives;
◾	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
◾	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

◾	The reasons for the change;
◾	Any financial or tax benefits;
◾	Regulatory benefits;
◾	Increases in capital structure; and
◾	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

◾	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
◾	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

◾	Offer price/premium;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives/offers considered; and
◾	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

◾	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
◾	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
◾	Are all shareholders able to participate in the transaction?
◾	Will there be a liquid market for remaining shareholders following the transaction?
◾	Does the company have strong corporate governance?
◾	Will insiders reap the gains of control following the proposed transaction?
◾	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

W W W . I S S G O V E R N A N C E . C O M	C-41	41 of 81

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

◾	Percentage of assets/business contributed;
◾	Percentage ownership;
◾	Financial and strategic benefits;
◾	Governance structure;
◾	Conflicts of interest;
◾	Other alternatives; and
◾	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

◾	Management’s efforts to pursue other alternatives;
◾	Appraisal value of assets; and
◾	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

◾

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

◾	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
◾

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

◾

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

◾

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

W W W . I S S G O V E R N A N C E . C O M	C-42	42 of 81

◾

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

◾

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

◾	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

◾

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

◾

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

◾	Financial issues:
◾	The company’s financial condition;
◾	Degree of need for capital;
◾	Use of proceeds;
◾	Effect of the financing on the company’s cost of capital;
◾	Current and proposed cash burn rate;
◾	Going concern viability and the state of the capital and credit markets.

◾

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

◾	Control issues:
◾	Change in management;
◾	Change in control;
◾	Guaranteed board and committee seats;
◾	Standstill provisions;
◾	Voting agreements;
◾	Veto power over certain corporate actions; and
◾	Minority versus majority ownership and corresponding minority discount or majority control premium.

W W W . I S S G O V E R N A N C E . C O M	C-43	43 of 81

◾	Conflicts of interest:
◾	Conflicts of interest should be viewed from the perspective of the company and the investor.
◾	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

◾	Market reaction:
◾	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

◾	Estimated value and financial prospects of the reorganized company;
◾	Percentage ownership of current shareholders in the reorganized company;
◾	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
◾	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
◾	Existence of a superior alternative to the plan of reorganization; and
◾	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

◾

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

◾

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

◾

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

◾	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
◾

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

◾	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
◾	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

W W W . I S S G O V E R N A N C E . C O M	C-44	44 of 81

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

◾	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.
◾

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

◾

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

◾	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

◾	Tax and regulatory advantages;
◾	Planned use of the sale proceeds;
◾	Valuation of spinoff;
◾	Fairness opinion;
◾	Benefits to the parent company;
◾	Conflicts of interest;
◾	Managerial incentives;
◾	Corporate governance changes;
◾	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

◾	Hiring a financial advisor to explore strategic alternatives;
◾	Selling the company; or
◾	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

◾	Prolonged poor performance with no turnaround in sight;
◾	Signs of entrenched board and management (such as the adoption of takeover defenses);
◾	Strategic plan in place for improving value;
◾	Likelihood of receiving reasonable value in a sale or dissolution; and
◾	The company actively exploring its strategic options, including retaining a financial advisor.

W W W . I S S G O V E R N A N C E . C O M	C-45	45 of 81

5. Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices;
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

◾	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
◾	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
◾	The situation is egregious.

W W W . I S S G O V E R N A N C E . C O M	C-46	46 of 81

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

◾	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
◾	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
◾	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

◾	The ratio of performance- to time-based incentive awards;
◾	The overall ratio of performance-based compensation to fixed or discretionary pay;
◾	The rigor of performance goals;
◾	The complexity and risks around pay program design;
◾	The transparency and clarity of disclosure;
◾	The company’s peer group benchmarking practices;
◾	Financial/operational results, both absolute and relative to peers;
◾	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
◾	Realizable pay[20] compared to grant pay; and
◾	Any other factors deemed relevant.

17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

20 ISS research reports include realizable pay for S&P1500 companies.

W W W . I S S G O V E R N A N C E . C O M	C-47	47 of 81

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

◾	Problematic practices related to non-performance-based compensation elements;
◾	Incentives that may motivate excessive risk-taking or present a windfall risk; and
◾	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

◾	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
◾	Extraordinary perquisites or tax gross-ups;
◾	New or materially amended agreements that provide for:
◾	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
◾	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
◾	CIC excise tax gross-up entitlements (including “modified” gross-ups);
◾	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
◾	Liberal CIC definition combined with any single-trigger CIC benefits;
◾	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
◾	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
◾	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

◾	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
◾	Duration of options backdating;
◾	Size of restatement due to options backdating;
◾	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
◾	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

W W W . I S S G O V E R N A N C E . C O M	C-48	48 of 81

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

◾	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
◾	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

◾	Single- or modified-single-trigger cash severance;
◾	Single-trigger acceleration of unvested equity awards;
◾	Full acceleration of equity awards granted shortly before the change in control;
◾	Acceleration of performance awards above the target level of performance without compelling rationale;
◾	Excessive cash severance (generally >3x base salary and bonus);
◾	Excise tax gross-ups triggered and payable;
◾	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
◾

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

◾	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

W W W . I S S G O V E R N A N C E . C O M	C-49	49 of 81

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

◾

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

◾	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
◾	SVT based only on new shares requested plus shares remaining for future grants.

◾	Plan Features:
◾	Quality of disclosure around vesting upon a change in control (CIC);
◾	Discretionary vesting authority;
◾	Liberal share recycling on various award types;
◾	Lack of minimum vesting period for grants made under the plan;
◾	Dividends payable prior to award vesting.

◾	Grant Practices:
◾	The company’s three-year burn rate relative to its industry/market cap peers;
◾	Vesting requirements in CEO’s recent equity grants (3-year look-back);
◾	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
◾	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
◾	Whether the company maintains a sufficient claw-back policy;
◾	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

◾	Awards may vest in connection with a liberal change-of-control definition;
◾

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

◾	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
◾	The plan is excessively dilutive to shareholders’ holdings;
◾	The plan contains an evergreen (automatic share replenishment) feature; or
◾	Any other plan features are determined to have a significant negative impact on shareholder interests.

21 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

W W W . I S S G O V E R N A N C E . C O M	C-50	50 of 81

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

22 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

W W W . I S S G O V E R N A N C E . C O M	C-51	51 of 81

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

◾	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
◾	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
◾	Cancel underwater options in exchange for stock awards; or
◾	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

◾	Severity of the pay-for-performance misalignment;
◾	Whether problematic equity grant practices are driving the misalignment; and/or
◾	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Addresses administrative features only; or
◾

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

W W W . I S S G O V E R N A N C E . C O M	C-52	52 of 81

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

◾

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

◾

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

◾

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

W W W . I S S G O V E R N A N C E . C O M	C-53	53 of 81

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

◾	Purchase price is at least 85 percent of fair market value;
◾	Offering period is 27 months or less; and
◾	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

◾	Broad-based participation;
◾	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
◾	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
◾	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

◾	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
◾	Rationale for the re-pricing—was the stock price decline beyond management’s control?;
◾	Is this a value-for-value exchange?;
◾	Are surrendered stock options added back to the plan reserve?;
◾	Timing—repricing should occur at least one year out from any precipitous drop in company’s stock price;
◾	Option vesting—does the new option vest immediately or is there a black-out period?;
◾	Term of the option—the term should remain the same as that of the replaced option;
◾	Exercise price—should be set at fair market or a premium to market;
◾	Participants—executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

W W W . I S S G O V E R N A N C E . C O M	C-54	54 of 81

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

◾	Executive officers and non-employee directors are excluded from participating;
◾

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

◾	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

◾	Eligibility;
◾	Vesting;
◾	Bid-price;
◾	Term of options;
◾	Cost of the program and impact of the TSOs on company’s total option expense; and
◾	Option repricing policy.

W W W . I S S G O V E R N A N C E . C O M	C-55	55 of 81

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

◾	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
◾	An assessment of the following qualitative factors:
◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

◾

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

◾	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
◾	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

W W W . I S S G O V E R N A N C E . C O M	C-56	56 of 81

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

◾	The company’s past practices regarding equity and cash compensation;
◾	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
◾	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

W W W . I S S G O V E R N A N C E . C O M	C-57	57 of 81

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

◾	The percentage/ratio of net shares required to be retained;
◾	The time period required to retain the shares;
◾	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
◾	Whether the company has any other policies aimed at mitigating risk taking by executives;
◾	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
◾	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

◾	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
◾	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
◾	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

◾

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

◾

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

W W W . I S S G O V E R N A N C E . C O M	C-58	58 of 81

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

◾	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
◾	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
◾

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

◾	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
◾

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

◾	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
◾

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

◾	Can shareholders assess the correlation between pay and performance based on the current disclosure?
◾	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

◾	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
◾	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
◾	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
◾	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
◾	An executive may not trade in company stock outside the 10b5-1 Plan;
◾	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

W W W . I S S G O V E R N A N C E . C O M	C-59	59 of 81

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

◾	If the company has adopted a formal recoupment policy;
◾	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
◾	Whether the company has chronic restatement history or material financial problems;
◾	Whether the company’s policy substantially addresses the concerns raised by the proponent;
◾	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
◾	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

◾	The triggering mechanism should be beyond the control of management;
◾	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
◾

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

◾	The frequency and timing of the company’s share buybacks;
◾	The use of per-share metrics in incentive plans;
◾	The effect of recent buybacks on incentive metric results and payouts; and
◾	Whether there is any indication of metric result manipulation.

W W W . I S S G O V E R N A N C E . C O M	C-60	60 of 81

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

◾

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

◾	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

W W W . I S S G O V E R N A N C E . C O M	C-61	61 of 81

6. Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

◾	The new quorum threshold requested;
◾	The rationale presented for the reduction;
◾	The market capitalization of the company (size, inclusion in indices);
◾	The company’s ownership structure;
◾	Previous voter turnout or attempts to achieve quorum;
◾	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
◾	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

W W W . I S S G O V E R N A N C E . C O M	C-62	62 of 81

7. Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

◾	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
◾	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
◾	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;
◾

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

◾

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.

Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

◾	The company has already published a set of animal welfare standards and monitors compliance;
◾	The company’s standards are comparable to industry peers; and
◾	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

W W W . I S S G O V E R N A N C E . C O M	C-63	63 of 81

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

◾	The company is conducting animal testing programs that are unnecessary or not required by regulation;
◾	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
◾	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

◾	The potential impact of such labeling on the company’s business;
◾	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
◾	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

◾	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

W W W . I S S G O V E R N A N C E . C O M	C-64	64 of 81

◾	Whether the company has adequately disclosed the financial risks of the products/practices in question;
◾	Whether the company has been subject to violations of related laws or serious controversies; and
◾	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

◾	The potential for reputational, market, and regulatory risk exposure;
◾	Existing disclosure of relevant policies;
◾	Deviation from established industry norms;
◾	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
◾	Whether the proposal focuses on specific products or geographic regions;
◾	The potential burden and scope of the requested report;
◾	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

◾	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
◾

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

◾	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

◾	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
◾	Current regulations in the markets in which the company operates; and
◾	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

W W W . I S S G O V E R N A N C E . C O M	C-65	65 of 81

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

◾	Recent related fines, controversies, or significant litigation;
◾	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
◾	Whether the company’s advertising restrictions deviate from those of industry peers;
◾	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
◾	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

◾	Whether the company complies with all laws and regulations;
◾	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
◾	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

◾	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
◾	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
◾	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
◾	Whether the company has sought and received third-party approval that its targets are science-based;
◾	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
◾	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
◾	Whether the company’s climate data has received third-party assurance;

23 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

W W W . I S S G O V E R N A N C E . C O M	C-66	66 of 81

◾	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
◾	Whether there are specific industry decarbonization challenges; and
◾	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

◾	The completeness and rigor of the company’s climate-related disclosure;
◾	The company’s actual GHG emissions performance;
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

◾

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure compared to industry peers; and
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

◾

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure is comparable to that of industry peers; and
◾	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

◾	Whether the company provides disclosure of year-over-year GHG emissions performance data;
◾	Whether company disclosure lags behind industry peers;
◾	The company’s actual GHG emissions performance;
◾	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

W W W . I S S G O V E R N A N C E . C O M	C-67	67 of 81

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

◾

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

◾	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

◾	The scope and structure of the proposal;
◾	The company’s current level of disclosure on renewable energy use and GHG emissions; and
◾	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

◾	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
◾	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

◾	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
◾	The level of gender and racial minority representation that exists at the company’s industry peers;
◾	The company’s established process for addressing gender and racial minority board representation;
◾	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

W W W . I S S G O V E R N A N C E . C O M	C-68	68 of 81

◾	The independence of the company’s nominating committee;
◾	Whether the company uses an outside search firm to identify potential director nominees; and
◾	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

◾	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
◾	The company already publicly discloses comprehensive workforce diversity data; and
◾	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

◾	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
◾	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
◾	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

◾	The company’s established process or framework for addressing racial inequity and discrimination internally;
◾	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
◾	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

W W W . I S S G O V E R N A N C E . C O M	C-69	69 of 81

◾	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
◾	The company’s track record in recent years of racial justice measures and outreach externally; and
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

◾	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
◾	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
◾	Recent significant controversies, fines, or violations related to workplace health and safety; and
◾	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

◾	The company’s compliance with applicable regulations and guidelines;
◾	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
◾	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

◾	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
◾

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

◾	The nature, purpose, and scope of the company’s operations in the specific region(s);
◾	The degree to which company policies and procedures are consistent with industry norms; and
◾	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

◾	The company’s current level of disclosure of relevant policies and oversight mechanisms;
◾	The company’s current level of such disclosure relative to its industry peers;
◾	Potential relevant local, state, or national regulatory developments; and

W W W . I S S G O V E R N A N C E . C O M	C-70	70 of 81

◾	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

◾	Operations in the specified regions are not permitted by current laws or regulations;
◾	The company does not currently have operations or plans to develop operations in these protected regions; or
◾	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

◾	The nature of the company’s business;
◾	The current level of disclosure of the company’s existing related programs;
◾	The timetable and methods of program implementation prescribed by the proposal;
◾	The company’s ability to address the issues raised in the proposal; and
◾	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

◾

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

◾	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

◾	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
◾	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
◾	The potential financial impact or risk to the company associated with water-related concerns or issues; and
◾	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

W W W . I S S G O V E R N A N C E . C O M	C-71	71 of 81

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

◾	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
◾	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
◾	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
◾	Applicable market-specific laws or regulations that may be imposed on the company; and
◾	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

◾	The scope and prescriptive nature of the proposal;
◾	The company’s current level of disclosure regarding its environmental and social performance and governance;
◾	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
◾	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

◾	The degree to which existing relevant policies and practices are disclosed;
◾	Whether or not existing relevant policies are consistent with internationally recognized standards;
◾	Whether company facilities and those of its suppliers are monitored and how;

W W W . I S S G O V E R N A N C E . C O M	C-72	72 of 81

◾	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
◾	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
◾	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
◾	The scope of the request; and
◾	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

◾	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
◾	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
◾	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
◾	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

◾	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
◾	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

◾	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
◾	Current disclosure of applicable risk assessment(s) and risk management procedures;
◾	Compliance with U.S. sanctions and laws;
◾	Consideration of other international policies, standards, and laws; and
◾	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

◾	Controversies surrounding operations in the relevant market(s);

W W W . I S S G O V E R N A N C E . C O M	C-73	73 of 81

◾	The value of the requested report to shareholders;
◾	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
◾	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

◾	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
◾	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

◾	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
◾	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
◾	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

◾	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

W W W . I S S G O V E R N A N C E . C O M	C-74	74 of 81

◾	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
◾	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

◾

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

◾

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

◾	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities.
◾	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

◾	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
◾	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

W W W . I S S G O V E R N A N C E . C O M	C-75	75 of 81

8. Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

◾	Past performance as a closed-end fund;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the discount; and
◾	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

◾	Past performance relative to its peers;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the issues;
◾	Past shareholder activism, board activity, and votes on related proposals;
◾	Strategy of the incumbents versus the dissidents;
◾	Independence of directors;
◾	Experience and skills of director candidates;
◾	Governance profile of the company;
◾	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

◾	Proposed and current fee schedules;
◾	Fund category/investment objective;
◾	Performance benchmarks;
◾	Share price performance as compared with peers;
◾	Resulting fees relative to peers;
◾	Assignments (where the advisor undergoes a change of control).

W W W . I S S G O V E R N A N C E . C O M	C-76	76 of 81

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

◾	Stated specific financing purpose;
◾	Possible dilution for common shares;
◾	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

◾	Potential competitiveness;
◾	Regulatory developments;
◾	Current and potential returns; and
◾	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

◾	The fund’s target investments;
◾	The reasons given by the fund for the change; and
◾	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

◾	Political/economic changes in the target market;
◾	Consolidation in the target market; and
◾	Current asset composition.

W W W . I S S G O V E R N A N C E . C O M	C-77	77 of 81

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

◾	Potential competitiveness;
◾	Current and potential returns;
◾	Risk of concentration;
◾	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

◾

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

◾

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

◾	The company has demonstrated responsible past use of share issuances by either:
◾	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
◾	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

◾	Strategies employed to salvage the company;
◾	The fund’s past performance;
◾	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

◾	The degree of change implied by the proposal;
◾	The efficiencies that could result;
◾	The state of incorporation;
◾	Regulatory standards and implications.

Vote against any of the following changes:

◾	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
◾	Removal of shareholder approval requirement for amendments to the new declaration of trust;

W W W . I S S G O V E R N A N C E . C O M	C-78	78 of 81

◾

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

◾	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
◾	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
◾	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

◾	Regulations of both states;
◾	Required fundamental policies of both states;
◾	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

◾	Fees charged to comparably sized funds with similar objectives;
◾	The proposed distributor’s reputation and past performance;
◾	The competitiveness of the fund in the industry;
◾	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

◾	Resulting fee structure;
◾	Performance of both funds;
◾	Continuity of management personnel;
◾	Changes in corporate governance and their impact on shareholder rights.

W W W . I S S G O V E R N A N C E . C O M	C-79	79 of 81

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

◾	Performance of the fund’s Net Asset Value (NAV);
◾	The fund’s history of shareholder relations;
◾	The performance of other funds under the advisor’s management.

W W W . I S S G O V E R N A N C E . C O M	C-80	80 of 81

We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.

G E T  S T A R T E D  W I T H  I S S  S O L U T I O N S

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on

ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2022 | Institutional Shareholder Services and/or its affiliates

W W W . I S S G O V E R N A N C E . C O M	C-81	81 of 81